10-33 EXHIBIT INDEX

      Parent and Affiliate Guaranties, dated July 15, 1996, between Lancer
                     Corporation and The Frost National Bank

Parent Guaranty
Affiliate Guaranty - Lancer Capital Corporation
Affiliate Guaranty - Lancer Partnership, Ltd.
Affiliate Guaranty - Lancer International Sales, Inc.
Affiliate Guaranty - Lan-Leasing, Inc.
Affiliate Guaranty - Industrias Lancermex, S.A. de C.V.
Affiliate Guaranty - Servicios Lancermex, S.A. de C.V.

                                 PARENT GUARANTY


     This Parent Guaranty (the "Guaranty") is made as of the 15th day of July, 1996 by LANCER CORPORATION, a corporation organized under the laws of the State of Texas (the "Guarantor"), in favor of THE FROST NATIONAL BANK, a national banking association and its successors and assigns, as agent (the "Agent") for the equal and ratable benefit of the banks and other financial institutions listed on the signature pages of and any other bank or financial institution that may hereafter become a party to the hereinafter described Credit Agreement in accordance with the terms thereof (hereinafter collectively referred to as the "Banks").

                              PRELIMINARY STATEMENT

     1. The Banks have entered into a Credit Agreement dated as of July __, 1996 (as it may hereafter be amended or otherwise modified from time to time, the "Credit Agreement") with LANCER PARTNERSHIP, LTD., a Texas limited partnership ("Operating Subsidiary"), NUEVA DISTRIBUIDORA LANCERMEX, S.A. de C.V., a Mexico corporation ("Mexico Subsidiary")(Operating Subsidiary and Mexico Subsidiary being hereinafter referred to individually as a "Borrower" and collectively as "Borrowers"), and LANCER CORPORATION, a Texas corporation ("Parent Company"). Operating Subsidiary and Mexico Subsidiary are wholly owned Subsidiaries of Guarantor. The Guarantor will derive substantial benefit, whether directly or indirectly, from the making of the Loans by the Banks to Operating Subsidiary and Mexico Subsidiary pursuant to the terms and conditions set forth in the Credit Agreement. It is a condition precedent to the effectiveness of the Credit Agreement and the making of the Loans by the Banks under the Credit Agreement that the Guarantor shall have executed and delivered this Guaranty. Unless otherwise defined herein, the capitalized terms used herein which are defined in the Credit Agreement shall have the meanings specified therein.

     NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the adequacy, receipt and sufficiency of which are hereby acknowledged, the Guarantor hereby agrees as follows:

     Guaranty. Subject to Section 22 hereof, the Guarantor hereby unconditionally and irrevocably (a) guarantees the punctual payment when due (following any applicable grace period or opportunity to cure), whether at stated maturity, by acceleration, by prepayment or otherwise, of all obligations to the Agent and the Banks now or hereafter existing under the Credit Agreement, the Notes and all other Loan Documents, whether for principal, interest, prepayment premium, fees, expenses, taxes, costs, losses, compensation, reimbursements or any other amount payable to the Agent and the Banks under the terms of the Credit Agreement, the Notes and the other Loan Documents, and (b) agrees to pay any and all expenses (including, without limitation, reasonable counsel fees and expenses) incurred by the Agent and the Banks in enforcing any rights under this Guaranty (all of the above being hereinafter called the "Obligations").

     Guaranty Absolute. The Guarantor guarantees that the Obligations will be paid strictly in accordance with the terms of the Credit Agreement, the Notes and all other Loan Documents (subject to any applicable grace period or opportunity to cure), regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Banks with respect thereto. The liability of the Guarantor under this Guaranty shall be absolute and unconditional irrespective of:

     any lack of validity or enforceability of or defect or deficiency in the Credit Agreement, the Notes, or any of the other Loan Documents;

     any change in the time, manner, terms or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to departure from the Credit Agreement, the Notes, or any of the other Loan Documents;

     any sale, exchange, release or non-perfection of any property standing as security for the liabilities hereby guaranteed or any liabilities incurred directly or indirectly hereunder or any set-off against any of said liabilities, or any release or amendment or waiver of or consent to departure from any other guaranty, for all or any of the Obligations;

     any change in the existence, structure or ownership of the Guarantor or any other Company, or any insolvency, bankruptcy, reorganization or other similar proceeding affecting such Company or such Company's assets;

     the existence of any claim, set-off or other rights which the Guarantor may have at any time against any other Company, the holder or holders of the Notes or any other Person, whether or not arising in connection with this Guaranty, the Credit Agreement, the Notes or any other Loan Document; provided that nothing contained herein shall prevent the assertion of any such claim by separate suit or compulsory counterclaim;

     failure, omission, delay, neglect, refusal or lack of diligence by any Bank or the Agent or any other Person to assert, enforce, give notice of intent to exercise, or any other notice with respect to, or exercise any right, privilege, power or remedy conferred on any Bank or the Agent or any other Person in any of the Loan Documents or by law or action on the part of any Bank or the Agent or any other Person granting indulgence, grace, adjustment, forbearance or extension of any kind to Guarantor, any other Company or any other Person;

     release, surrender, exchange, subordination or loss of any security or lien priority under any of the Loan Documents or in connection with the Obligations;

     release, modification or waiver of, or failure, omission, delay, neglect, refusal or lack of diligence to enforce, any guaranty, pledge, mortgage, deed of trust, security agreement, lien, charge, insurance agreement, bond, letter of credit or other security device, guaranty, surety or indemnity agreement whatsoever;

     failure by any Bank, the Agent or any other Person to notify, or timely notify, the Guarantor of any default, event of default or similar event (however denominated) under any of the Loan Documents, any renewal, extension, supplementing, modification, rearrangement, amendment, restatement, replacement, cancellation, rescission, revocation or reinstatement (whether or not material) or assignment of any part of the Obligations, release or exchange of any security, any other action taken or not taken by any Bank or the Agent against the Guarantor, any other Company or any other Person or any direct or indirect security for any part of the Obligations, any new agreement between any Bank or the Agent and any other Company or any other Person or any other event or circumstance. Except as required by applicable law or as otherwise provided in the Loan Documents, neither the Agent nor any Bank has any duty or obligation to give the Guarantor (in its capacity as a guarantor hereunder) any notice of any kind under any circumstances whatsoever with respect to or in connection with the Obligations or the Loan Documents; or

     any other circumstance which might otherwise constitute a defense available to, or a discharge of any other Company or any other Person (including any guarantor) in respect of the Obligations, other than payment in full of the Obligations.

     This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Obligations is annulled, set aside, invalidated, declared to be fraudulent or preferential, rescinded or must otherwise be returned, refunded or repaid by the Banks or the proceeds of collateral are required to be returned by the Banks upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of any other Company, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, any other Company or any substantial part of such Company's respective property or otherwise, all as though such payment or payments had not been made. The obligations of the Guarantor under this Guaranty shall not be subject to reduction, termination or other impairment by reason of any setoff, recoupment, counterclaim or defense or for any other reason.

     Continuing Guaranty. This is a continuing Guaranty, and all extensions of credit and financial accommodations heretofore, concurrently herewith or hereafter made by the Banks and the Agent to either Borrower and all indebtedness of either Borrower now owned or hereafter acquired by the Banks and the Agent in connection with the transactions contemplated under the Credit Agreement shall be conclusively presumed to have been made or acquired in acceptance hereof.

     Waiver. This is an absolute Guaranty of payment and not of collection, and the Guarantor hereby waives (a) promptness, diligence, notice of acceptance, presentment, demand, protest, notice of protest and dishonor, notice of intent to accelerate, notice of acceleration and any other notice with respect to any of the Obligations and this Guaranty; and (b) any requirement that the Agent or any Bank protect, secure, perfect or insure any security interest or Lien on any property subject thereto or exhaust any right or take any action against any other Company or any other Person or any Collateral or that any other Company or any other Person be joined in any action hereunder. Should the Agent or any Bank seek to enforce the obligations of the Guarantor hereunder by action in any court, the Guarantor waives any necessity, substantive or procedural, that a judgment previously be rendered against any Borrower or any other Person, or that any action be brought against any other Company or any other Person, or that any other Company or any other Person should be joined in such cause. Such waiver shall be without prejudice to the Agent or any Bank at their option to proceed against any other Company or any other Person, whether by separate action or by joinder.

     Several Obligations. The obligations of the Guarantor hereunder are several from any other Company or any other Person, and are primary obligations concerning which the Guarantor is the principal obligor. The Guarantor agrees that this Guaranty shall not be discharged except by complete performance of the Obligations of Borrowers under the Notes, the Credit Agreement and the other Loan Documents and the obligations of the Guarantor hereunder. The obligations of the Guarantor hereunder shall not be affected in any way by any receivership, insolvency, bankruptcy or other proceedings affecting any other Company or any other Person or any of such Company's or such Person's assets, or the release or discharge of any other Company or any other Person from the performance of any obligation contained in any promissory note or other instrument issued in connection with, evidencing or securing any indebtedness guaranteed by this instrument, whether occurring by reason of law or any other cause, whether similar or dissimilar to the foregoing.

     Subrogation. The Guarantor will not exercise any rights which it may acquire by way of subrogation under this Guaranty, by any payment made hereunder or otherwise, until the termination of the obligations of the Banks to make Loans or issue Letters of Credit under the Credit Agreement and the indefeasible payment in full thereafter of all the Obligations. If any amount shall be paid to the Guarantor on account of such subrogation rights at any time when the Banks are obligated to make Loans or issue Letters of Credit under the Credit Agreement or when all the Obligations shall not have been indefeasibly paid in full, such amount shall be held in trust for the benefit of the Banks and shall forthwith be paid to the Agent to be applied to the Obligations in such order as the Agent shall select. If (a) the Guarantor shall make payment to the Agent of all or any part of the Obligations and (b) the obligations of the Banks to make Loans or issue Letters of Credit under the Credit Agreement shall be terminated and all of the Obligations shall be paid in full thereafter, the Agent will, at the Guarantor's request, execute and deliver to the Guarantor appropriate documents, without recourse and without representation or warranty, necessary to evidence the transfer by subrogation to the Guarantor of any interest in the Obligations resulting from such payment by the Guarantor.

     Subordination of Borrowers' Obligations to the Guarantor. The Guarantor agrees that if, for any reason whatsoever, any Borrower now or hereafter owes any indebtedness, directly or indirectly, to the Guarantor, or the Guarantor now or hereafter owes any indebtedness, directly or indirectly, to any other guarantor of the Obligations, all such indebtedness, together with all interest thereon and fees and other charges in connection therewith, and all Liens securing any such indebtedness shall at all times be second, subordinate and inferior in right of payment, in lien priority and in all other respects to the Obligations and the fulfillment of any of the Guarantor's obligations hereunder or under any of the other Loan Documents. The provisions of this Section 7 are in addition to, and cumulative of, any other provisions contained in any other Loan Document or other document, instrument or writing.

     Stay of Acceleration. If acceleration of the time for payment of any amount payable by any Borrower under the Credit Agreement or the Notes is stayed upon the insolvency, bankruptcy or reorganization of such Borrower, all such amounts otherwise subject to acceleration under the terms of the Credit Agreement shall nonetheless be payable by the Guarantor hereunder forthwith on demand by the holder or holders of the Notes. The Guarantor's Obligations under this Guaranty shall not be limited by any valuation, estimation or disallowance made in connection with any proceedings filed under the United States Bankruptcy Code.

     Representations  and  Warranties.   The  Guarantor  hereby  represents  and
warrants as follows:

     This Guaranty is, and all other documents and instruments executed in connection herewith when delivered will be, legal, valid and binding obligations of the Guarantor, enforceable against the Guarantor in accordance with their respective terms, except as such enforceability may be (i) limited by the effect of any Debtor Laws and (ii) subject to the effect of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

     Upon giving effect to (a) the execution of this Guaranty and (b) the consummation of the transactions contemplated under this Guaranty, the following are true and correct after diligent investigation:

     The fair saleable value of the assets of the Guarantor exceeds the amount that will be required to be paid on or in respect of the existing debts and other liabilities (including, without limitation, pending or overtly threatened litigation in amounts in excess of effective insurance coverage and all other contingent liabilities) of the Guarantor as they mature.

     The assets of the Guarantor do not constitute unreasonably small capital for the Guarantor to carry out its business as now conducted and as proposed to be conducted including the capital needs of the Guarantor, taking into account the particular capital requirements of the business conducted by the Guarantor, and projected capital requirements and capital availability thereof.

     The Guarantor does not intend to incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be received by the Guarantor, and of amounts to be payable on or in respect of debt of the Guarantor).

     The fair saleable value of the assets of the Guarantor is greater than the total fair value of the liabilities, including contingent, subordinated, absolute, fixed, matured or unmatured, and liquidated or unliquidated liabilities, of the Guarantor.

     The Guarantor has determined that its liability and obligation under this Guaranty may reasonably be expected to substantially benefit it directly or indirectly, and its board of directors has made that determination. Borrowers and the Guarantor are mutually dependent on each other in the conduct of their respective businesses and are, and do business together with the other Companies as, an integrated business enterprise involved in the designing, engineering, manufacturing and marketing of fountain soft drink dispensing systems and citrus beverage dispensing systems. The maintenance and improvement of each Borrower's financial condition is vital to sustaining the Guarantor's business and the transactions contemplated in the Credit Agreement produce distinct and identifiable financial and economic direct or indirect benefits to the Guarantor. Such identifiable benefits include the general improvement of the Guarantor's financial and economic condition. The Guarantor has had full and complete access to the Loan Documents and all other papers executed by any other Company or any other Person in connection with the Obligations, has reviewed them and is fully aware of the meaning and effect of their contents. The Guarantor is fully informed of all circumstances which bear upon the risks of executing this Guaranty and which a diligent inquiry would reveal. It has adequate means to obtain from each Company on a continuing basis information concerning the financial condition of the Companies, and is not depending on the Agent or any Bank to provide such information, now or in the future. It agrees that neither the Agent nor any Bank shall have an obligation to advise or notify it or to provide it with any such data or information. The execution and delivery of this Guaranty is not a condition precedent (and neither the Agent nor any Bank has in any way implied that the execution of this Guaranty is a condition precedent) to the Agent's or any Bank's making, extending or modifying any loan or any other financial accommodation to or for the Guarantor.

     No bankruptcy or insolvency proceedings are pending or contemplated by or against the Guarantor.

     Amendments, Etc. No amendment or waiver of any provision of this Guaranty nor consent to any departure by the Guarantor therefrom shall in any event be effective unless the same shall be in writing and signed by the Banks and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no amendment, waiver or consent shall, unless in writing and signed by all of the Banks, limit the liability of the Guarantor hereunder.

     Notices, Etc. All notices and other communications provided for hereunder shall be in writing (including telegraphic, telex, facsimile or cable communication) and mailed, telegraphed, telexed, transmitted, cabled or delivered, if to the Guarantor, at the address for the Guarantor set forth on the signature page hereof; if to the Agent or any Bank, at the address for the Agent or such Bank (as the case may be) set forth in the Credit Agreement, or, as to each party, at such other address as shall be designated by such party in a written notice to the other party. All such notices and communications shall, when mailed, telegraphed, telexed, transmitted or cabled be effective when deposited in the mail, delivered to the telegraph company, confirmed by telex answerback, transmitted by telecopier or delivered to the cable company, respectively.

     No Waiver; Remedies. No failure on the part of the Agent or any Bank to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

     Right of Set-off. Upon the occurrence and during the continuance of any Event of Default, the Banks are hereby authorized at any time and from time to time, without notice to the Guarantor (any such notice being expressly waived by the Guarantor) to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by any Bank to or for the credit or the account of the Guarantor against any and all of the obligations of the Guarantor now or hereafter existing under this Guaranty, irrespective of whether or not any Bank shall have made any demand under this Guaranty and although such obligations may be contingent and unmatured. Each Bank agrees promptly to notify the Guarantor after any such set-off and application made by such Bank; provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Banks under this
Section 13 are in addition to other rights and remedies (including, without limitation, other rights of set-off) which the Banks may have.

     Costs, Expenses and Taxes. The Guarantor agrees to pay, and cause to be paid, the costs and expenses of the Agent and the Banks that are set forth in
Section 10.3 of the Credit Agreement in the manner set forth in Section 10.3 of the Credit Agreement. The Guarantor agrees to pay interest on any expenses or other sums due to the Agent and the Banks thereunder that are not paid when due (following any applicable grace period or opportunity to cure) at the Default Rate. In addition, subject to Section 10.8 of the Credit Agreement, the Guarantor shall pay any and all stamp and other taxes payable or determined to be payable in connection with the execution and delivery of this Guaranty and any of the documents or instruments evidencing the Obligations, and agrees to save the Agent and the Banks harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes. The agreements of the Guarantor contained in this Section 14 shall survive the payment of all other amounts owing hereunder or under any of the other Obligations.

     Indemnity.  To the fullest  extent  permitted by law and subject to Section
10.8 of the Credit Agreement, the Guarantor agrees to indemnify the Agent and the Banks and their respective officers, directors employees, agents, attorneys and other professionals and consultants, insurers and stockholders, and each of them, in the manner set forth in Section 10.4 of the Credit Agreement.

     Separability. Should any clause, sentence, paragraph, subsection or Section of this Guaranty be judicially declared to be invalid, unenforceable or void, such decision will not have the effect of invalidating or voiding the remainder of this Guaranty, and the parties hereto agree that the part or parts of this Guaranty so held to be invalid, unenforceable or void will be deemed to have been stricken herefrom and the remainder will have the same force and effectiveness as if such part or parts had never been included herein.

     Captions. The captions in this Guaranty have been inserted for convenience only and shall be given no substantive meaning or significance whatever in construing the terms and provisions of this Guaranty.

     Continuing Guaranty; Transfer of the Notes. This Guaranty is a continuing guaranty and shall (a) remain in full force and effect until the termination of the obligations of the Banks to make Loans or issue Letters of Credit under the Credit Agreement and the indefeasible payment in full thereafter of the Obligations; (b) be binding upon the Guarantor, its successors and assigns; and
(c) inure to the benefit of and be enforceable by the Agent and the Banks and their respective successors, transferees and assigns. Without limiting the generality of the foregoing clause (c), the Agent and the Banks may assign or otherwise transfer the Notes to any other Person or entity in accordance with the terms and provisions set forth in Section 10.7 of the Credit Agreement, and such other Person or entity shall thereupon become vested with all the rights and benefits in respect thereof granted to the Agent and the Banks herein or otherwise.

     Limitation by Law. All rights, remedies and powers provided in this Guaranty may be exercised only to the extent that the exercise thereof does not violate any applicable provision of law, and all the provisions of this Guaranty are intended to be subject to all applicable mandatory provisions of law which may be controlling and to be limited to the extent necessary so that they will not render this Guaranty invalid, unenforceable, in whole or in part, or not entitled to be recorded, registered or filed under the provisions of any applicable law.

     Survival of Representations and Warranties. All representations and warranties contained in this Guaranty or made in writing by or on behalf of the Guarantor in connection herewith, shall survive the execution and delivery of this Guaranty. Any investigation by the Agent or any Bank shall not diminish in any respect whatsoever its right to rely on such representations and warranties.

     Governing Law; Submission to Jurisdiction. THIS GUARANTY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF TEXAS (WITHOUT REGARD TO ANY CONFLICTS OF LAW PRINCIPLES). THE PARTIES EXPRESSLY
ACKNOWLEDGE THAT (I) THEY INTEND THAT THIS AGREEMENT AND EACH NOTE SHALL BE GOVERNED BY THE PROVISIONS (INCLUDING, WITHOUT LIMITATION, THE RIGHT OF THE PARTIES TO SELECT THE GOVERNING LAW) OF THE UNIFORM COMMERCIAL CODE AND NOT BY COMMON LAW AND (II) THE STATE OF TEXAS BEARS A REASONABLE RELATIONSHIP TO THIS TRANSACTION AND NO OTHER STATE HAS A MATERIALLY GREATER INTEREST IN THIS TRANSACTION THAN THE STATE OF TEXAS. THE GUARANTOR HEREBY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE WESTERN DISTRICT OF TEXAS AND OF ANY TEXAS STATE COURT SITTING IN TEXAS FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS GUARANTY OR THE TRANSACTIONS CONTEMPLATED HEREBY.

     Limitation on Guaranteed Amount. Any other provision of this Guaranty notwithstanding, the amount guaranteed by the Guarantor hereunder shall be limited to the extent, if any, required so that its obligations under this Guaranty shall not be subject to avoidance under Section 548 of the Federal Bankruptcy Code or to being set aside or annulled under any applicable state law relating to fraud on creditors. In determining the limitations, if any, on the amount of the Guarantor's obligations hereunder pursuant to the preceding sentence, any rights of subrogation or contribution which the Guarantor may have under this Guaranty or applicable law shall be taken into account.

     IN WITNESS WHEREOF, the Guarantor has caused this Guaranty to be duly executed by its respective officer thereunto duly authorized, as of the date first above written.

LANCER CORPORATION

By: /s/ John P. Herbots
Name: John P. Herbots
Title: Vice President Finance

235 West Turbo
San Antonio, Texas 78216

Facsimile:
Attention:

                               AFFILIATE GUARANTY
                                 [US AFFILIATE]

     This Affiliate Guaranty (the "Guaranty") is made as of the 15th day of July, 1996 by LANCER CAPITAL CORPORATION, a corporation organized under the laws of the State of Delaware (the "Guarantor"), in favor of THE FROST NATIONAL BANK, a national banking association and its successors and assigns, as agent (the "Agent") for the equal and ratable benefit of the banks and other financial institutions listed on the signature pages of and any other bank or financial institution that may hereafter become a party to the hereinafter described Credit Agreement in accordance with the terms thereof (hereinafter collectively referred to as the "Banks").

                              PRELIMINARY STATEMENT

     1. The Banks have entered into a Credit Agreement dated as of July 15, 1996 (as it may hereafter be amended or otherwise modified from time to time, the "Credit Agreement") with LANCER PARTNERSHIP, LTD., a Texas limited partnership ("Operating Subsidiary"), NUEVA DISTRIBUIDORA LANCERMEX, S.A. de C.V., a Mexico corporation ("Mexico Subsidiary")(Operating Subsidiary and Mexico Subsidiary being hereinafter referred to individually as a "Borrower" and collectively as "Borrowers"), and LANCER CORPORATION, a Texas corporation ("Parent Company"). The Guarantor is an Affiliate of Operating Subsidiary and Mexico Subsidiary and a Subsidiary of Parent Company. The Guarantor will derive substantial benefit, whether directly or indirectly, from the making of the Loans by the Banks to Operating Subsidiary and Mexico Subsidiary pursuant to the terms and conditions set forth in the Credit Agreement. It is a condition precedent to the effectiveness of the Credit Agreement and the making of the Loans by the Banks under the Credit Agreement that the Guarantor shall have executed and delivered this Guaranty. Unless otherwise defined herein, the capitalized terms used herein which are defined in the Credit Agreement shall have the meanings specified therein.

     NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the adequacy, receipt and sufficiency of which are hereby acknowledged, the Guarantor hereby agrees as follows:

     Guaranty. Subject to Section 22 hereof, the Guarantor hereby unconditionally and irrevocably (a) guarantees the punctual payment when due (following any applicable grace period or opportunity to cure), whether at stated maturity, by acceleration, by prepayment or otherwise, of all obligations to the Agent and the Banks now or hereafter existing under the Credit Agreement, the Notes and all other Loan Documents, whether for principal, interest, prepayment premium, fees, expenses, taxes, costs, losses, compensation, reimbursements or any other amount payable to the Agent and the Banks under the terms of the Credit Agreement, the Notes and the other Loan Documents, and (b) agrees to pay any and all expenses (including, without limitation, reasonable counsel fees and expenses) incurred by the Agent and the Banks in enforcing any rights under this Guaranty (all of the above being hereinafter called the "Obligations").

     Guaranty Absolute. The Guarantor guarantees that the Obligations will be paid strictly in accordance with the terms of the Credit Agreement, the Notes and all other Loan Documents (subject to any applicable grace period or opportunity to cure), regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Banks with respect thereto. The liability of the Guarantor under this Guaranty shall be absolute and unconditional irrespective of:

     any lack of validity or enforceability of or defect or deficiency in the Credit Agreement, the Notes, or any of the other Loan Documents;

     any change in the time, manner, terms or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to departure from the Credit Agreement, the Notes, or any of the other Loan Documents;

     any sale, exchange, release or non-perfection of any property standing as security for the liabilities hereby guaranteed or any liabilities incurred directly or indirectly hereunder or any set-off against any of said liabilities, or any release or amendment or waiver of or consent to departure from any other guaranty, for all or any of the Obligations;

     any change in the existence, structure or ownership of the Guarantor or any other Company, or any insolvency, bankruptcy, reorganization or other similar proceeding affecting such Company or such Company's assets;

     the existence of any claim, set-off or other rights which the Guarantor may have at any time against any other Company, the holder or holders of the Notes or any other Person, whether or not arising in connection with this Guaranty, the Credit Agreement, the Notes or any other Loan Document; provided that nothing contained herein shall prevent the assertion of any such claim by separate suit or compulsory counterclaim;

     failure, omission, delay, neglect, refusal or lack of diligence by any Bank or the Agent or any other Person to assert, enforce, give notice of intent to exercise, or any other notice with respect to, or exercise any right, privilege, power or remedy conferred on any Bank or the Agent or any other Person in any of the Loan Documents or by law or action on the part of any Bank or the Agent or any other Person granting indulgence, grace, adjustment, forbearance or extension of any kind to Guarantor, any other Company or any other Person;

     release, surrender, exchange, subordination or loss of any security or lien priority under any of the Loan Documents or in connection with the Obligations;

     release, modification or waiver of, or failure, omission, delay, neglect, refusal or lack of diligence to enforce, any guaranty, pledge, mortgage, deed of trust, security agreement, lien, charge, insurance agreement, bond, letter of credit or other security device, guaranty, surety or indemnity agreement whatsoever;

     failure by any Bank, the Agent or any other Person to notify, or timely notify, the Guarantor of any default, event of default or similar event (however denominated) under any of the Loan Documents, any renewal, extension, supplementing, modification, rearrangement, amendment, restatement, replacement, cancellation, rescission, revocation or reinstatement (whether or not material) or assignment of any part of the Obligations, release or exchange of any security, any other action taken or not taken by any Bank or the Agent against the Guarantor, any other Company or any other Person or any direct or indirect security for any part of the Obligations, any new agreement between any Bank or the Agent and any other Company or any other Person or any other event or circumstance. Except as required by applicable law or as otherwise provided in the Loan Documents, neither the Agent nor any Bank has any duty or obligation to give the Guarantor (in its capacity as a guarantor hereunder) any notice of any kind under any circumstances whatsoever with respect to or in connection with the Obligations or the Loan Documents; or

     any other circumstance which might otherwise constitute a defense available to, or a discharge of any other Company or any other Person (including any guarantor) in respect of the Obligations, other than payment in full of the Obligations.

     This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Obligations is annulled, set aside, invalidated, declared to be fraudulent or preferential, rescinded or must otherwise be returned, refunded or repaid by the Banks or the proceeds of collateral are required to be returned by the Banks upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of any other Company, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, any other Company or any substantial part of such Company's respective property or otherwise, all as though such payment or payments had not been made. The obligations of the Guarantor under this Guaranty shall not be subject to reduction, termination or other impairment by reason of any setoff, recoupment, counterclaim or defense or for any other reason.

     Continuing Guaranty. This is a continuing Guaranty, and all extensions of credit and financial accommodations heretofore, concurrently herewith or hereafter made by the Banks and the Agent to either Borrower and all indebtedness of either Borrower now owned or hereafter acquired by the Banks and the Agent in connection with the transactions contemplated under the Credit Agreement shall be conclusively presumed to have been made or acquired in acceptance hereof.

     Waiver. This is an absolute Guaranty of payment and not of collection, and the Guarantor hereby waives (a) promptness, diligence, notice of acceptance, presentment, demand, protest, notice of protest and dishonor, notice of intent to accelerate, notice of acceleration and any other notice with respect to any of the Obligations and this Guaranty; and (b) any requirement that the Agent or any Bank protect, secure, perfect or insure any security interest or Lien on any property subject thereto or exhaust any right or take any action against any other Company or any other Person or any Collateral or that any other Company or any other Person be joined in any action hereunder. Should the Agent or any Bank seek to enforce the obligations of the Guarantor hereunder by action in any court, the Guarantor waives any necessity, substantive or procedural, that a judgment previously be rendered against any Borrower or any other Person, or that any action be brought against any other Company or any other Person, or that any other Company or any other Person should be joined in such cause. Such waiver shall be without prejudice to the Agent or any Bank at their option to proceed against any other Company or any other Person, whether by separate action or by joinder.

     Several Obligations. The obligations of the Guarantor hereunder are several from any other Company or any other Person, and are primary obligations concerning which the Guarantor is the principal obligor. The Guarantor agrees that this Guaranty shall not be discharged except by complete performance of the Obligations of Borrowers under the Notes, the Credit Agreement and the other Loan Documents and the obligations of the Guarantor hereunder. The obligations of the Guarantor hereunder shall not be affected in any way by any receivership, insolvency, bankruptcy or other proceedings affecting any other Company or any other Person or any of such Company's or such Person's assets, or the release or discharge of any other Company or any other Person from the performance of any obligation contained in any promissory note or other instrument issued in connection with, evidencing or securing any indebtedness guaranteed by this instrument, whether occurring by reason of law or any other cause, whether similar or dissimilar to the foregoing.

     Subrogation. The Guarantor will not exercise any rights which it may acquire by way of subrogation under this Guaranty, by any payment made hereunder or otherwise, until the termination of the obligations of the Banks to make Loans or issue Letters of Credit under the Credit Agreement and the indefeasible payment in full thereafter of all the Obligations. If any amount shall be paid to the Guarantor on account of such subrogation rights at any time when the Banks are obligated to make Loans or issue Letters of Credit under the Credit Agreement or when all the Obligations shall not have been indefeasibly paid in full, such amount shall be held in trust for the benefit of the Banks and shall forthwith be paid to the Agent to be applied to the Obligations in such order as the Agent shall select. If (a) the Guarantor shall make payment to the Agent of all or any part of the Obligations and (b) the obligations of the Banks to make Loans or issue Letters of Credit under the Credit Agreement shall be terminated and all of the Obligations shall be paid in full thereafter, the Agent will, at the Guarantor's request, execute and deliver to the Guarantor appropriate documents, without recourse and without representation or warranty, necessary to evidence the transfer by subrogation to the Guarantor of any interest in the Obligations resulting from such payment by the Guarantor.

     Subordination of Borrowers' Obligations to the Guarantor. The Guarantor agrees that if, for any reason whatsoever, any Borrower now or hereafter owes any indebtedness, directly or indirectly, to the Guarantor, or the Guarantor now or hereafter owes any indebtedness, directly or indirectly, to any other guarantor of the Obligations, all such indebtedness, together with all interest thereon and fees and other charges in connection therewith, and all Liens securing any such indebtedness shall at all times be second, subordinate and inferior in right of payment, in lien priority and in all other respects to the Obligations and the fulfillment of any of the Guarantor's obligations hereunder or under any of the other Loan Documents. The provisions of this Section 7 are in addition to, and cumulative of, any other provisions contained in any other Loan Document or other document, instrument or writing.

     Stay of Acceleration. If acceleration of the time for payment of any amount payable by any Borrower under the Credit Agreement or the Notes is stayed upon the insolvency, bankruptcy or reorganization of such Borrower, all such amounts otherwise subject to acceleration under the terms of the Credit Agreement shall nonetheless be payable by the Guarantor hereunder forthwith on demand by the holder or holders of the Notes. The Guarantor's Obligations under this Guaranty shall not be limited by any valuation, estimation or disallowance made in connection with any proceedings filed under the United States Bankruptcy Code.

     Representations  and  Warranties.   The  Guarantor  hereby  represents  and
warrants as follows:

     This Guaranty is, and all other documents and instruments executed in connection herewith when delivered will be, legal, valid and binding obligations of the Guarantor, enforceable against the Guarantor in accordance with their respective terms, except as such enforceability may be (i) limited by the effect of any Debtor Laws and (ii) subject to the effect of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

     Upon giving effect to (a) the execution of this Guaranty and (b) the consummation of the transactions contemplated under this Guaranty, the following are true and correct after diligent investigation:

     The fair saleable value of the assets of the Guarantor exceeds the amount that will be required to be paid on or in respect of the existing debts and other liabilities (including, without limitation, pending or overtly threatened litigation in amounts in excess of effective insurance coverage and all other contingent liabilities) of the Guarantor as they mature.

     The assets of the Guarantor do not constitute unreasonably small capital for the Guarantor to carry out its business as now conducted and as proposed to be conducted including the capital needs of the Guarantor, taking into account the particular capital requirements of the business conducted by the Guarantor, and projected capital requirements and capital availability thereof.

     The Guarantor does not intend to incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be received by the Guarantor, and of amounts to be payable on or in respect of debt of the Guarantor).

     The fair saleable value of the assets of the Guarantor is greater than the total fair value of the liabilities, including contingent, subordinated, absolute, fixed, matured or unmatured, and liquidated or unliquidated liabilities, of the Guarantor.

     The Guarantor has determined that its liability and obligation under this Guaranty may reasonably be expected to substantially benefit it directly or indirectly, and its board of directors has made that determination. Borrowers and the Guarantor are mutually dependent on each other in the conduct of their respective businesses and are, and do business together with the other Companies as, an integrated business enterprise involved in the designing, engineering, manufacturing and marketing of fountain soft drink dispensing systems and citrus beverage dispensing systems. The maintenance and improvement of each Borrower's financial condition is vital to sustaining the Guarantor's business and the transactions contemplated in the Credit Agreement produce distinct and identifiable financial and economic direct or indirect benefits to the Guarantor. Such identifiable benefits include the general improvement of the Guarantor's financial and economic condition. The Guarantor has had full and complete access to the Loan Documents and all other papers executed by Borrowers, Parent Company or any other Person in connection with the Obligations, has reviewed them and is fully aware of the meaning and effect of their contents. The Guarantor is fully informed of all circumstances which bear upon the risks of executing this Guaranty and which a diligent inquiry would reveal. It has adequate means to obtain from Parent Company on a continuing basis information concerning the financial condition of the Companies, and is not depending on the Agent or any Bank to provide such information, now or in the future. It agrees that neither the Agent nor any Bank shall have an obligation to advise or notify it or to provide it with any such data or information. The execution and delivery of this Guaranty is not a condition precedent (and neither the Agent nor any Bank has in any way implied that the execution of this Guaranty is a condition precedent) to the Agent's or any Bank's making, extending or modifying any loan or any other financial accommodation to or for the Guarantor.

     No bankruptcy or insolvency proceedings are pending or contemplated by or against the Guarantor.

     Amendments, Etc. No amendment or waiver of any provision of this Guaranty nor consent to any departure by the Guarantor therefrom shall in any event be effective unless the same shall be in writing and signed by the Banks and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no amendment, waiver or consent shall, unless in writing and signed by all of the Banks, limit the liability of the Guarantor hereunder.

     Notices, Etc. All notices and other communications provided for hereunder shall be in writing (including telegraphic, telex, facsimile or cable communication) and mailed, telegraphed, telexed, transmitted, cabled or delivered, if to the Guarantor, at the address for the Guarantor set forth on the signature page hereof; if to the Agent or any Bank, at the address for the Agent or such Bank (as the case may be) set forth in the Credit Agreement, or, as to each party, at such other address as shall be designated by such party in a written notice to the other party. All such notices and communications shall, when mailed, telegraphed, telexed, transmitted or cabled be effective when deposited in the mail, delivered to the telegraph company, confirmed by telex answerback, transmitted by telecopier or delivered to the cable company, respectively.

     No Waiver; Remedies. No failure on the part of the Agent or any Bank to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

     Right of Set-off. Upon the occurrence and during the continuance of any Event of Default, the Banks are hereby authorized at any time and from time to time, without notice to the Guarantor (any such notice being expressly waived by the Guarantor) to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by any Bank to or for the credit or the account of the Guarantor against any and all of the obligations of the Guarantor now or hereafter existing under this Guaranty, irrespective of whether or not any Bank shall have made any demand under this Guaranty and although such obligations may be contingent and unmatured. Each Bank agrees promptly to notify the Guarantor after any such set-off and application made by such Bank; provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Banks under this
Section 13 are in addition to other rights and remedies (including, without limitation, other rights of set-off) which the Banks may have.

     Costs, Expenses and Taxes. The Guarantor agrees to pay, and cause to be paid, the costs and expenses of the Agent and the Banks that are set forth in
Section 10.3 of the Credit Agreement in the manner set forth in Section 10.3 of the Credit Agreement. The Guarantor agrees to pay interest on any expenses or other sums due to the Agent and the Banks thereunder that are not paid when due (following any applicable grace period or opportunity to cure) at the Default Rate. In addition, subject to Section 10.8 of the Credit Agreement, the Guarantor shall pay any and all stamp and other taxes payable or determined to be payable in connection with the execution and delivery of this Guaranty and any of the documents or instruments evidencing the Obligations, and agrees to save the Agent and the Banks harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes. The agreements of the Guarantor contained in this Section 14 shall survive the payment of all other amounts owing hereunder or under any of the other Obligations.

     Indemnity.  To the fullest  extent  permitted by law and subject to Section
10.8 of the Credit Agreement, the Guarantor agrees to indemnify the Agent and the Banks and their respective officers, directors employees, agents, attorneys and other professionals and consultants, insurers and stockholders, and each of them, in the manner set forth in Section 10.4 of the Credit Agreement.

     Separability. Should any clause, sentence, paragraph, subsection or Section of this Guaranty be judicially declared to be invalid, unenforceable or void, such decision will not have the effect of invalidating or voiding the remainder of this Guaranty, and the parties hereto agree that the part or parts of this Guaranty so held to be invalid, unenforceable or void will be deemed to have been stricken herefrom and the remainder will have the same force and effectiveness as if such part or parts had never been included herein.

     Captions. The captions in this Guaranty have been inserted for convenience only and shall be given no substantive meaning or significance whatever in construing the terms and provisions of this Guaranty.

     Continuing Guaranty; Transfer of the Notes. This Guaranty is a continuing guaranty and shall (a) remain in full force and effect until the termination of the obligations of the Banks to make Loans or issue Letters of Credit under the Credit Agreement and the indefeasible payment in full thereafter of the Obligations; (b) be binding upon the Guarantor, its successors and assigns; and
(c) inure to the benefit of and be enforceable by the Agent and the Banks and their respective successors, transferees and assigns. Without limiting the generality of the foregoing clause (c), the Agent and the Banks may assign or otherwise transfer the Notes to any other Person or entity in accordance with the terms and provisions set forth in Section 10.7 of the Credit Agreement, and such other Person or entity shall thereupon become vested with all the rights and benefits in respect thereof granted to the Agent and the Banks herein or otherwise.

     Limitation by Law. All rights, remedies and powers provided in this Guaranty may be exercised only to the extent that the exercise thereof does not violate any applicable provision of law, and all the provisions of this Guaranty are intended to be subject to all applicable mandatory provisions of law which may be controlling and to be limited to the extent necessary so that they will not render this Guaranty invalid, unenforceable, in whole or in part, or not entitled to be recorded, registered or filed under the provisions of any applicable law.

     Survival of Representations and Warranties. All representations and warranties contained in this Guaranty or made in writing by or on behalf of the Guarantor in connection herewith, shall survive the execution and delivery of this Guaranty. Any investigation by the Agent or any Bank shall not diminish in any respect whatsoever its right to rely on such representations and warranties.

     Governing Law; Submission to Jurisdiction. THIS GUARANTY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF TEXAS (WITHOUT REGARD TO ANY CONFLICTS OF LAW PRINCIPLES). THE PARTIES EXPRESSLY
ACKNOWLEDGE THAT (I) THEY INTEND THAT THIS AGREEMENT AND EACH NOTE SHALL BE GOVERNED BY THE PROVISIONS (INCLUDING, WITHOUT LIMITATION, THE RIGHT OF THE PARTIES TO SELECT THE GOVERNING LAW) OF THE UNIFORM COMMERCIAL CODE AND NOT BY COMMON LAW AND (II) THE STATE OF TEXAS BEARS A REASONABLE RELATIONSHIP TO THIS TRANSACTION AND NO OTHER STATE HAS A MATERIALLY GREATER INTEREST IN THIS TRANSACTION THAN THE STATE OF TEXAS. THE GUARANTOR HEREBY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE WESTERN DISTRICT OF TEXAS AND OF ANY TEXAS STATE COURT SITTING IN TEXAS FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS GUARANTY OR THE TRANSACTIONS CONTEMPLATED HEREBY.

     Limitation on Guaranteed Amount. Any other provision of this Guaranty notwithstanding, the amount guaranteed by the Guarantor hereunder shall be limited to the extent, if any, required so that its obligations under this Guaranty shall not be subject to avoidance under Section 548 of the Federal Bankruptcy Code or to being set aside or annulled under any applicable state law relating to fraud on creditors. In determining the limitations, if any, on the amount of the Guarantor's obligations hereunder pursuant to the preceding sentence, any rights of subrogation or contribution which the Guarantor may have under this Guaranty or applicable law shall be taken into account.

     IN WITNESS WHEREOF, the Guarantor has caused this Guaranty to be duly executed by its respective officer thereunto duly authorized, as of the date first above written.

LANCER CAPITAL CORPORATION
By: /s/ John P. Herbots
Name: John P. Herbots
Title: Vice President Finance

235 West Turbo
San Antonio, Texas 78216

Facsimile:
Attention:

                               AFFILIATE GUARANTY
                                 [US AFFILIATE]

     This Affiliate Guaranty (the "Guaranty") is made as of the 15th day of July, 1996 by LANCER PARTNERSHIP, LTD., a Texas limited partnership, acting by and through sole general partner, LANCER CAPITAL CORPORATION, a Delaware corporation (the "Guarantor"), in favor of THE FROST NATIONAL BANK, a national banking association and its successors and assigns, as agent (the "Agent") for the equal and ratable benefit of the banks and other financial institutions listed on the signature pages of and any other bank or financial institution that may hereafter become a party to the hereinafter described Credit Agreement in accordance with the terms thereof (hereinafter collectively referred to as the "Banks").

                              PRELIMINARY STATEMENT

     1. The Banks have entered into a Credit Agreement dated as of July 15, 1996 (as it may hereafter be amended or otherwise modified from time to time, the "Credit Agreement") with Guarantor, NUEVA DISTRIBUIDORA LANCERMEX, S.A. de C.V., a Mexico corporation ("Mexico Subsidiary")(Guarantor and Mexico Subsidiary being hereinafter referred to individually as a "Borrower" and collectively as "Borrowers"), and LANCER CORPORATION, a Texas corporation ("Parent Company"). The Guarantor is an Affiliate of Operating Subsidiary and Mexico Subsidiary and a Subsidiary of Parent Company. The Guarantor will derive substantial benefit, whether directly or indirectly, from the making of the Loans by the Banks to Operating Subsidiary and Mexico Subsidiary pursuant to the terms and conditions set forth in the Credit Agreement. It is a condition precedent to the effectiveness of the Credit Agreement and the making of the Loans by the Banks under the Credit Agreement that the Guarantor shall have executed and delivered this Guaranty. Unless otherwise defined herein, the capitalized terms used herein which are defined in the Credit Agreement shall have the meanings specified therein.

     NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the adequacy, receipt and sufficiency of which are hereby acknowledged, the Guarantor hereby agrees as follows:

     Guaranty. Subject to Section 22 hereof, the Guarantor hereby unconditionally and irrevocably (a) guarantees the punctual payment when due (following any applicable grace period or opportunity to cure), whether at stated maturity, by acceleration, by prepayment or otherwise, of all obligations to the Agent and the Banks now or hereafter existing under the Credit Agreement, the Notes and all other Loan Documents, whether for principal, interest, prepayment premium, fees, expenses, taxes, costs, losses, compensation, reimbursements or any other amount payable to the Agent and the Banks under the terms of the Credit Agreement, the Notes and the other Loan Documents, and (b) agrees to pay any and all expenses (including, without limitation, reasonable counsel fees and expenses) incurred by the Agent and the Banks in enforcing any rights under this Guaranty (all of the above being hereinafter called the "Obligations").

     Guaranty Absolute. The Guarantor guarantees that the Obligations will be paid strictly in accordance with the terms of the Credit Agreement, the Notes and all other Loan Documents (subject to any applicable grace period or opportunity to cure), regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Banks with respect thereto. The liability of the Guarantor under this Guaranty shall be absolute and unconditional irrespective of:

     any lack of validity or enforceability of or defect or deficiency in the Credit Agreement, the Notes, or any of the other Loan Documents;

     any change in the time, manner, terms or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to departure from the Credit Agreement, the Notes, or any of the other Loan Documents;

     any sale, exchange, release or non-perfection of any property standing as security for the liabilities hereby guaranteed or any liabilities incurred directly or indirectly hereunder or any set-off against any of said liabilities, or any release or amendment or waiver of or consent to departure from any other guaranty, for all or any of the Obligations;

     any change in the existence, structure or ownership of the Guarantor or any other Company, or any insolvency, bankruptcy, reorganization or other similar proceeding affecting such Company or such Company's assets;

     the existence of any claim, set-off or other rights which the Guarantor may have at any time against any other Company, the holder or holders of the Notes or any other Person, whether or not arising in connection with this Guaranty, the Credit Agreement, the Notes or any other Loan Document; provided that nothing contained herein shall prevent the assertion of any such claim by separate suit or compulsory counterclaim;

     failure, omission, delay, neglect, refusal or lack of diligence by any Bank or the Agent or any other Person to assert, enforce, give notice of intent to exercise, or any other notice with respect to, or exercise any right, privilege, power or remedy conferred on any Bank or the Agent or any other Person in any of the Loan Documents or by law or action on the part of any Bank or the Agent or any other Person granting indulgence, grace, adjustment, forbearance or extension of any kind to Guarantor, any other Company or any other Person;

     release, surrender, exchange, subordination or loss of any security or lien priority under any of the Loan Documents or in connection with the Obligations;

     release, modification or waiver of, or failure, omission, delay, neglect, refusal or lack of diligence to enforce, any guaranty, pledge, mortgage, deed of trust, security agreement, lien, charge, insurance agreement, bond, letter of credit or other security device, guaranty, surety or indemnity agreement whatsoever;

     failure by any Bank, the Agent or any other Person to notify, or timely notify, the Guarantor of any default, event of default or similar event (however denominated) under any of the Loan Documents, any renewal, extension, supplementing, modification, rearrangement, amendment, restatement, replacement, cancellation, rescission, revocation or reinstatement (whether or not material) or assignment of any part of the Obligations, release or exchange of any security, any other action taken or not taken by any Bank or the Agent against the Guarantor, any other Company or any other Person or any direct or indirect security for any part of the Obligations, any new agreement between any Bank or the Agent and any other Company or any other Person or any other event or circumstance. Except as required by applicable law or as otherwise provided in the Loan Documents, neither the Agent nor any Bank has any duty or obligation to give the Guarantor (in its capacity as a guarantor hereunder) any notice of any kind under any circumstances whatsoever with respect to or in connection with the Obligations or the Loan Documents; or

     any other circumstance which might otherwise constitute a defense available to, or a discharge of any other Company or any other Person (including any guarantor) in respect of the Obligations, other than payment in full of the Obligations.

     This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Obligations is annulled, set aside, invalidated, declared to be fraudulent or preferential, rescinded or must otherwise be returned, refunded or repaid by the Banks or the proceeds of collateral are required to be returned by the Banks upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of any other Company, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, any other Company or any substantial part of such Company's respective property or otherwise, all as though such payment or payments had not been made. The obligations of the Guarantor under this Guaranty shall not be subject to reduction, termination or other impairment by reason of any setoff, recoupment, counterclaim or defense or for any other reason.

     Continuing Guaranty. This is a continuing Guaranty, and all extensions of credit and financial accommodations heretofore, concurrently herewith or hereafter made by the Banks and the Agent to either Borrower and all indebtedness of either Borrower now owned or hereafter acquired by the Banks and the Agent in connection with the transactions contemplated under the Credit Agreement shall be conclusively presumed to have been made or acquired in acceptance hereof.

     Waiver. This is an absolute Guaranty of payment and not of collection, and the Guarantor hereby waives (a) promptness, diligence, notice of acceptance, presentment, demand, protest, notice of protest and dishonor, notice of intent to accelerate, notice of acceleration and any other notice with respect to any of the Obligations and this Guaranty; and (b) any requirement that the Agent or any Bank protect, secure, perfect or insure any security interest or Lien on any property subject thereto or exhaust any right or take any action against any other Company or any other Person or any Collateral or that any other Company or any other Person be joined in any action hereunder. Should the Agent or any Bank seek to enforce the obligations of the Guarantor hereunder by action in any court, the Guarantor waives any necessity, substantive or procedural, that a judgment previously be rendered against any Borrower or any other Person, or that any action be brought against any other Company or any other Person, or that any other Company or any other Person should be joined in such cause. Such waiver shall be without prejudice to the Agent or any Bank at their option to proceed against any other Company or any other Person, whether by separate action or by joinder.

     Several Obligations. The obligations of the Guarantor hereunder are several from any other Company or any other Person, and are primary obligations concerning which the Guarantor is the principal obligor. The Guarantor agrees that this Guaranty shall not be discharged except by complete performance of the Obligations of Borrowers under the Notes, the Credit Agreement and the other Loan Documents and the obligations of the Guarantor hereunder. The obligations of the Guarantor hereunder shall not be affected in any way by any receivership, insolvency, bankruptcy or other proceedings affecting any other Company or any other Person or any of such Company's or such Person's assets, or the release or discharge of any other Company or any other Person from the performance of any obligation contained in any promissory note or other instrument issued in connection with, evidencing or securing any indebtedness guaranteed by this instrument, whether occurring by reason of law or any other cause, whether similar or dissimilar to the foregoing.

     Subrogation. The Guarantor will not exercise any rights which it may acquire by way of subrogation under this Guaranty, by any payment made hereunder or otherwise, until the termination of the obligations of the Banks to make Loans or issue Letters of Credit under the Credit Agreement and the indefeasible payment in full thereafter of all the Obligations. If any amount shall be paid to the Guarantor on account of such subrogation rights at any time when the Banks are obligated to make Loans or issue Letters of Credit under the Credit Agreement or when all the Obligations shall not have been indefeasibly paid in full, such amount shall be held in trust for the benefit of the Banks and shall forthwith be paid to the Agent to be applied to the Obligations in such order as the Agent shall select. If (a) the Guarantor shall make payment to the Agent of all or any part of the Obligations and (b) the obligations of the Banks to make Loans or issue Letters of Credit under the Credit Agreement shall be terminated and all of the Obligations shall be paid in full thereafter, the Agent will, at the Guarantor's request, execute and deliver to the Guarantor appropriate documents, without recourse and without representation or warranty, necessary to evidence the transfer by subrogation to the Guarantor of any interest in the Obligations resulting from such payment by the Guarantor.

     Subordination of Borrowers' Obligations to the Guarantor. The Guarantor agrees that if, for any reason whatsoever, any Borrower now or hereafter owes any indebtedness, directly or indirectly, to the Guarantor, or the Guarantor now or hereafter owes any indebtedness, directly or indirectly, to any other guarantor of the Obligations, all such indebtedness, together with all interest thereon and fees and other charges in connection therewith, and all Liens securing any such indebtedness shall at all times be second, subordinate and inferior in right of payment, in lien priority and in all other respects to the Obligations and the fulfillment of any of the Guarantor's obligations hereunder or under any of the other Loan Documents. The provisions of this Section 7 are in addition to, and cumulative of, any other provisions contained in any other Loan Document or other document, instrument or writing.

     Stay of Acceleration. If acceleration of the time for payment of any amount payable by any Borrower under the Credit Agreement or the Notes is stayed upon the insolvency, bankruptcy or reorganization of such Borrower, all such amounts otherwise subject to acceleration under the terms of the Credit Agreement shall nonetheless be payable by the Guarantor hereunder forthwith on demand by the holder or holders of the Notes. The Guarantor's Obligations under this Guaranty shall not be limited by any valuation, estimation or disallowance made in connection with any proceedings filed under the United States Bankruptcy Code.

     Representations  and  Warranties.   The  Guarantor  hereby  represents  and
warrants as follows:

     This Guaranty is, and all other documents and instruments executed in connection herewith when delivered will be, legal, valid and binding obligations of the Guarantor, enforceable against the Guarantor in accordance with their respective terms, except as such enforceability may be (i) limited by the effect of any Debtor Laws and (ii) subject to the effect of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

     Upon giving effect to (a) the execution of this Guaranty and (b) the consummation of the transactions contemplated under this Guaranty, the following are true and correct after diligent investigation:

     The fair saleable value of the assets of the Guarantor exceeds the amount that will be required to be paid on or in respect of the existing debts and other liabilities (including, without limitation, pending or overtly threatened litigation in amounts in excess of effective insurance coverage and all other contingent liabilities) of the Guarantor as they mature.

     The assets of the Guarantor do not constitute unreasonably small capital for the Guarantor to carry out its business as now conducted and as proposed to be conducted including the capital needs of the Guarantor, taking into account the particular capital requirements of the business conducted by the Guarantor, and projected capital requirements and capital availability thereof.

     The Guarantor does not intend to incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be received by the Guarantor, and of amounts to be payable on or in respect of debt of the Guarantor).

     The fair saleable value of the assets of the Guarantor is greater than the total fair value of the liabilities, including contingent, subordinated, absolute, fixed, matured or unmatured, and liquidated or unliquidated liabilities, of the Guarantor.

     The Guarantor has determined that its liability and obligation under this Guaranty may reasonably be expected to substantially benefit it directly or indirectly, and its board of directors has made that determination. Borrowers and the Guarantor are mutually dependent on each other in the conduct of their respective businesses and are, and do business together with the other Companies as, an integrated business enterprise involved in the designing, engineering, manufacturing and marketing of fountain soft drink dispensing systems and citrus beverage dispensing systems. The maintenance and improvement of each Borrower's financial condition is vital to sustaining the Guarantor's business and the transactions contemplated in the Credit Agreement produce distinct and identifiable financial and economic direct or indirect benefits to the Guarantor. Such identifiable benefits include the general improvement of the Guarantor's financial and economic condition. The Guarantor has had full and complete access to the Loan Documents and all other papers executed by Borrowers, Parent Company or any other Person in connection with the Obligations, has reviewed them and is fully aware of the meaning and effect of their contents. The Guarantor is fully informed of all circumstances which bear upon the risks of executing this Guaranty and which a diligent inquiry would reveal. It has adequate means to obtain from Parent Company on a continuing basis information concerning the financial condition of the Companies, and is not depending on the Agent or any Bank to provide such information, now or in the future. It agrees that neither the Agent nor any Bank shall have an obligation to advise or notify it or to provide it with any such data or information. The execution and delivery of this Guaranty is not a condition precedent (and neither the Agent nor any Bank has in any way implied that the execution of this Guaranty is a condition precedent) to the Agent's or any Bank's making, extending or modifying any loan or any other financial accommodation to or for the Guarantor.

     No bankruptcy or insolvency proceedings are pending or contemplated by or against the Guarantor.

     Amendments, Etc. No amendment or waiver of any provision of this Guaranty nor consent to any departure by the Guarantor therefrom shall in any event be effective unless the same shall be in writing and signed by the Banks and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no amendment, waiver or consent shall, unless in writing and signed by all of the Banks, limit the liability of the Guarantor hereunder.

     Notices, Etc. All notices and other communications provided for hereunder shall be in writing (including telegraphic, telex, facsimile or cable communication) and mailed, telegraphed, telexed, transmitted, cabled or delivered, if to the Guarantor, at the address for the Guarantor set forth on the signature page hereof; if to the Agent or any Bank, at the address for the Agent or such Bank (as the case may be) set forth in the Credit Agreement, or, as to each party, at such other address as shall be designated by such party in a written notice to the other party. All such notices and communications shall, when mailed, telegraphed, telexed, transmitted or cabled be effective when deposited in the mail, delivered to the telegraph company, confirmed by telex answerback, transmitted by telecopier or delivered to the cable company, respectively.

     No Waiver; Remedies. No failure on the part of the Agent or any Bank to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

     Right of Set-off. Upon the occurrence and during the continuance of any Event of Default, the Banks are hereby authorized at any time and from time to time, without notice to the Guarantor (any such notice being expressly waived by the Guarantor) to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by any Bank to or for the credit or the account of the Guarantor against any and all of the obligations of the Guarantor now or hereafter existing under this Guaranty, irrespective of whether or not any Bank shall have made any demand under this Guaranty and although such obligations may be contingent and unmatured. Each Bank agrees promptly to notify the Guarantor after any such set-off and application made by such Bank; provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Banks under this
Section 13 are in addition to other rights and remedies (including, without limitation, other rights of set-off) which the Banks may have.

     Costs, Expenses and Taxes. The Guarantor agrees to pay, and cause to be paid, the costs and expenses of the Agent and the Banks that are set forth in
Section 10.3 of the Credit Agreement in the manner set forth in Section 10.3 of the Credit Agreement. The Guarantor agrees to pay interest on any expenses or other sums due to the Agent and the Banks thereunder that are not paid when due (following any applicable grace period or opportunity to cure) at the Default Rate. In addition, subject to Section 10.8 of the Credit Agreement, the Guarantor shall pay any and all stamp and other taxes payable or determined to be payable in connection with the execution and delivery of this Guaranty and any of the documents or instruments evidencing the Obligations, and agrees to save the Agent and the Banks harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes. The agreements of the Guarantor contained in this Section 14 shall survive the payment of all other amounts owing hereunder or under any of the other Obligations.

     Indemnity.  To the fullest  extent  permitted by law and subject to Section
10.8 of the Credit Agreement, the Guarantor agrees to indemnify the Agent and the Banks and their respective officers, directors employees, agents, attorneys and other professionals and consultants, insurers and stockholders, and each of them, in the manner set forth in Section 10.4 of the Credit Agreement.

     Separability. Should any clause, sentence, paragraph, subsection or Section of this Guaranty be judicially declared to be invalid, unenforceable or void, such decision will not have the effect of invalidating or voiding the remainder of this Guaranty, and the parties hereto agree that the part or parts of this Guaranty so held to be invalid, unenforceable or void will be deemed to have been stricken herefrom and the remainder will have the same force and effectiveness as if such part or parts had never been included herein.

     Captions. The captions in this Guaranty have been inserted for convenience only and shall be given no substantive meaning or significance whatever in construing the terms and provisions of this Guaranty.

     Continuing Guaranty; Transfer of the Notes. This Guaranty is a continuing guaranty and shall (a) remain in full force and effect until the termination of the obligations of the Banks to make Loans or issue Letters of Credit under the Credit Agreement and the indefeasible payment in full thereafter of the Obligations; (b) be binding upon the Guarantor, its successors and assigns; and
(c) inure to the benefit of and be enforceable by the Agent and the Banks and their respective successors, transferees and assigns. Without limiting the generality of the foregoing clause (c), the Agent and the Banks may assign or otherwise transfer the Notes to any other Person or entity in accordance with the terms and provisions set forth in Section 10.7 of the Credit Agreement, and such other Person or entity shall thereupon become vested with all the rights and benefits in respect thereof granted to the Agent and the Banks herein or otherwise.

     Limitation by Law. All rights, remedies and powers provided in this Guaranty may be exercised only to the extent that the exercise thereof does not violate any applicable provision of law, and all the provisions of this Guaranty are intended to be subject to all applicable mandatory provisions of law which may be controlling and to be limited to the extent necessary so that they will not render this Guaranty invalid, unenforceable, in whole or in part, or not entitled to be recorded, registered or filed under the provisions of any applicable law.

     Survival of Representations and Warranties. All representations and warranties contained in this Guaranty or made in writing by or on behalf of the Guarantor in connection herewith, shall survive the execution and delivery of this Guaranty. Any investigation by the Agent or any Bank shall not diminish in any respect whatsoever its right to rely on such representations and warranties.

     Governing Law; Submission to Jurisdiction. THIS GUARANTY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF TEXAS (WITHOUT REGARD TO ANY CONFLICTS OF LAW PRINCIPLES). THE PARTIES EXPRESSLY
ACKNOWLEDGE THAT (I) THEY INTEND THAT THIS AGREEMENT AND EACH NOTE SHALL BE GOVERNED BY THE PROVISIONS (INCLUDING, WITHOUT LIMITATION, THE RIGHT OF THE PARTIES TO SELECT THE GOVERNING LAW) OF THE UNIFORM COMMERCIAL CODE AND NOT BY COMMON LAW AND (II) THE STATE OF TEXAS BEARS A REASONABLE RELATIONSHIP TO THIS TRANSACTION AND NO OTHER STATE HAS A MATERIALLY GREATER INTEREST IN THIS TRANSACTION THAN THE STATE OF TEXAS. THE GUARANTOR HEREBY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE WESTERN DISTRICT OF TEXAS AND OF ANY TEXAS STATE COURT SITTING IN TEXAS FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS GUARANTY OR THE TRANSACTIONS CONTEMPLATED HEREBY.

     Limitation on Guaranteed Amount. Any other provision of this Guaranty notwithstanding, the amount guaranteed by the Guarantor hereunder shall be limited to the extent, if any, required so that its obligations under this Guaranty shall not be subject to avoidance under Section 548 of the Federal Bankruptcy Code or to being set aside or annulled under any applicable state law relating to fraud on creditors. In determining the limitations, if any, on the amount of the Guarantor's obligations hereunder pursuant to the preceding sentence, any rights of subrogation or contribution which the Guarantor may have under this Guaranty or applicable law shall be taken into account.

     IN WITNESS WHEREOF, the Guarantor has caused this Guaranty to be duly executed by its respective officer thereunto duly authorized, as of the date first above written.

LANCER PARTNERSHIP, LTD.

By: LANCER CAPITAL CORPORATION

By: /s/ John P. Herbots
Name: John P. Herbots
Title: Vice President Finance

                               AFFILIATE GUARANTY
                                 [US AFFILIATE]

     This Affiliate Guaranty (the "Guaranty") is made as of the 15th day of July, 1996 by LANCER INTERNATIONAL SALES, INC., a corporation organized under the laws of the State of Texas (the "Guarantor"), in favor of THE FROST NATIONAL BANK, a national banking association and its successors and assigns, as agent (the "Agent") for the equal and ratable benefit of the banks and other financial institutions listed on the signature pages of and any other bank or financial institution that may hereafter become a party to the hereinafter described Credit Agreement in accordance with the terms thereof (hereinafter collectively referred to as the "Banks").

                              PRELIMINARY STATEMENT

     1. The Banks have entered into a Credit Agreement dated as of July 15, 1996 (as it may hereafter be amended or otherwise modified from time to time, the "Credit Agreement") with LANCER PARTNERSHIP, LTD., a Texas limited partnership ("Operating Subsidiary"), NUEVA DISTRIBUIDORA LANCERMEX, S.A. de C.V., a Mexico corporation ("Mexico Subsidiary")(Operating Subsidiary and Mexico Subsidiary being hereinafter referred to individually as a "Borrower" and collectively as "Borrowers"), and LANCER CORPORATION, a Texas corporation ("Parent Company"). The Guarantor is an Affiliate of Operating Subsidiary and Mexico Subsidiary and a Subsidiary of Parent Company. The Guarantor will derive substantial benefit, whether directly or indirectly, from the making of the Loans by the Banks to Operating Subsidiary and Mexico Subsidiary pursuant to the terms and conditions set forth in the Credit Agreement. It is a condition precedent to the effectiveness of the Credit Agreement and the making of the Loans by the Banks under the Credit Agreement that the Guarantor shall have executed and delivered this Guaranty. Unless otherwise defined herein, the capitalized terms used herein which are defined in the Credit Agreement shall have the meanings specified therein.

     NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the adequacy, receipt and sufficiency of which are hereby acknowledged, the Guarantor hereby agrees as follows:

     Guaranty. Subject to Section 22 hereof, the Guarantor hereby unconditionally and irrevocably (a) guarantees the punctual payment when due (following any applicable grace period or opportunity to cure), whether at stated maturity, by acceleration, by prepayment or otherwise, of all obligations to the Agent and the Banks now or hereafter existing under the Credit Agreement, the Notes and all other Loan Documents, whether for principal, interest, prepayment premium, fees, expenses, taxes, costs, losses, compensation, reimbursements or any other amount payable to the Agent and the Banks under the terms of the Credit Agreement, the Notes and the other Loan Documents, and (b) agrees to pay any and all expenses (including, without limitation, reasonable counsel fees and expenses) incurred by the Agent and the Banks in enforcing any rights under this Guaranty (all of the above being hereinafter called the "Obligations").

     Guaranty Absolute. The Guarantor guarantees that the Obligations will be paid strictly in accordance with the terms of the Credit Agreement, the Notes and all other Loan Documents (subject to any applicable grace period or opportunity to cure), regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Banks with respect thereto. The liability of the Guarantor under this Guaranty shall be absolute and unconditional irrespective of:

     any lack of validity or enforceability of or defect or deficiency in the Credit Agreement, the Notes, or any of the other Loan Documents;

     any change in the time, manner, terms or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to departure from the Credit Agreement, the Notes, or any of the other Loan Documents;

     any sale, exchange, release or non-perfection of any property standing as security for the liabilities hereby guaranteed or any liabilities incurred directly or indirectly hereunder or any set-off against any of said liabilities, or any release or amendment or waiver of or consent to departure from any other guaranty, for all or any of the Obligations;

     any change in the existence, structure or ownership of the Guarantor or any other Company, or any insolvency, bankruptcy, reorganization or other similar proceeding affecting such Company or such Company's assets;

     the existence of any claim, set-off or other rights which the Guarantor may have at any time against any other Company, the holder or holders of the Notes or any other Person, whether or not arising in connection with this Guaranty, the Credit Agreement, the Notes or any other Loan Document; provided that nothing contained herein shall prevent the assertion of any such claim by separate suit or compulsory counterclaim;

     failure, omission, delay, neglect, refusal or lack of diligence by any Bank or the Agent or any other Person to assert, enforce, give notice of intent to exercise, or any other notice with respect to, or exercise any right, privilege, power or remedy conferred on any Bank or the Agent or any other Person in any of the Loan Documents or by law or action on the part of any Bank or the Agent or any other Person granting indulgence, grace, adjustment, forbearance or extension of any kind to Guarantor, any other Company or any other Person;

     release, surrender, exchange, subordination or loss of any security or lien priority under any of the Loan Documents or in connection with the Obligations;

     release, modification or waiver of, or failure, omission, delay, neglect, refusal or lack of diligence to enforce, any guaranty, pledge, mortgage, deed of trust, security agreement, lien, charge, insurance agreement, bond, letter of credit or other security device, guaranty, surety or indemnity agreement whatsoever;

     failure by any Bank, the Agent or any other Person to notify, or timely notify, the Guarantor of any default, event of default or similar event (however denominated) under any of the Loan Documents, any renewal, extension, supplementing, modification, rearrangement, amendment, restatement, replacement, cancellation, rescission, revocation or reinstatement (whether or not material) or assignment of any part of the Obligations, release or exchange of any security, any other action taken or not taken by any Bank or the Agent against the Guarantor, any other Company or any other Person or any direct or indirect security for any part of the Obligations, any new agreement between any Bank or the Agent and any other Company or any other Person or any other event or circumstance. Except as required by applicable law or as otherwise provided in the Loan Documents, neither the Agent nor any Bank has any duty or obligation to give the Guarantor (in its capacity as a guarantor hereunder) any notice of any kind under any circumstances whatsoever with respect to or in connection with the Obligations or the Loan Documents; or

     any other circumstance which might otherwise constitute a defense available to, or a discharge of any other Company or any other Person (including any guarantor) in respect of the Obligations, other than payment in full of the Obligations.

     This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Obligations is annulled, set aside, invalidated, declared to be fraudulent or preferential, rescinded or must otherwise be returned, refunded or repaid by the Banks or the proceeds of collateral are required to be returned by the Banks upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of any other Company, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, any other Company or any substantial part of such Company's respective property or otherwise, all as though such payment or payments had not been made. The obligations of the Guarantor under this Guaranty shall not be subject to reduction, termination or other impairment by reason of any setoff, recoupment, counterclaim or defense or for any other reason.

     Continuing Guaranty. This is a continuing Guaranty, and all extensions of credit and financial accommodations heretofore, concurrently herewith or hereafter made by the Banks and the Agent to either Borrower and all indebtedness of either Borrower now owned or hereafter acquired by the Banks and the Agent in connection with the transactions contemplated under the Credit Agreement shall be conclusively presumed to have been made or acquired in acceptance hereof.

     Waiver. This is an absolute Guaranty of payment and not of collection, and the Guarantor hereby waives (a) promptness, diligence, notice of acceptance, presentment, demand, protest, notice of protest and dishonor, notice of intent to accelerate, notice of acceleration and any other notice with respect to any of the Obligations and this Guaranty; and (b) any requirement that the Agent or any Bank protect, secure, perfect or insure any security interest or Lien on any property subject thereto or exhaust any right or take any action against any other Company or any other Person or any Collateral or that any other Company or any other Person be joined in any action hereunder. Should the Agent or any Bank seek to enforce the obligations of the Guarantor hereunder by action in any court, the Guarantor waives any necessity, substantive or procedural, that a judgment previously be rendered against any Borrower or any other Person, or that any action be brought against any other Company or any other Person, or that any other Company or any other Person should be joined in such cause. Such waiver shall be without prejudice to the Agent or any Bank at their option to proceed against any other Company or any other Person, whether by separate action or by joinder.

     Several Obligations. The obligations of the Guarantor hereunder are several from any other Company or any other Person, and are primary obligations concerning which the Guarantor is the principal obligor. The Guarantor agrees that this Guaranty shall not be discharged except by complete performance of the Obligations of Borrowers under the Notes, the Credit Agreement and the other Loan Documents and the obligations of the Guarantor hereunder. The obligations of the Guarantor hereunder shall not be affected in any way by any receivership, insolvency, bankruptcy or other proceedings affecting any other Company or any other Person or any of such Company's or such Person's assets, or the release or discharge of any other Company or any other Person from the performance of any obligation contained in any promissory note or other instrument issued in connection with, evidencing or securing any indebtedness guaranteed by this instrument, whether occurring by reason of law or any other cause, whether similar or dissimilar to the foregoing.

     Subrogation. The Guarantor will not exercise any rights which it may acquire by way of subrogation under this Guaranty, by any payment made hereunder or otherwise, until the termination of the obligations of the Banks to make Loans or issue Letters of Credit under the Credit Agreement and the indefeasible payment in full thereafter of all the Obligations. If any amount shall be paid to the Guarantor on account of such subrogation rights at any time when the Banks are obligated to make Loans or issue Letters of Credit under the Credit Agreement or when all the Obligations shall not have been indefeasibly paid in full, such amount shall be held in trust for the benefit of the Banks and shall forthwith be paid to the Agent to be applied to the Obligations in such order as the Agent shall select. If (a) the Guarantor shall make payment to the Agent of all or any part of the Obligations and (b) the obligations of the Banks to make Loans or issue Letters of Credit under the Credit Agreement shall be terminated and all of the Obligations shall be paid in full thereafter, the Agent will, at the Guarantor's request, execute and deliver to the Guarantor appropriate documents, without recourse and without representation or warranty, necessary to evidence the transfer by subrogation to the Guarantor of any interest in the Obligations resulting from such payment by the Guarantor.

     Subordination of Borrowers' Obligations to the Guarantor. The Guarantor agrees that if, for any reason whatsoever, any Borrower now or hereafter owes any indebtedness, directly or indirectly, to the Guarantor, or the Guarantor now or hereafter owes any indebtedness, directly or indirectly, to any other guarantor of the Obligations, all such indebtedness, together with all interest thereon and fees and other charges in connection therewith, and all Liens securing any such indebtedness shall at all times be second, subordinate and inferior in right of payment, in lien priority and in all other respects to the Obligations and the fulfillment of any of the Guarantor's obligations hereunder or under any of the other Loan Documents. The provisions of this Section 7 are in addition to, and cumulative of, any other provisions contained in any other Loan Document or other document, instrument or writing.

     Stay of Acceleration. If acceleration of the time for payment of any amount payable by any Borrower under the Credit Agreement or the Notes is stayed upon the insolvency, bankruptcy or reorganization of such Borrower, all such amounts otherwise subject to acceleration under the terms of the Credit Agreement shall nonetheless be payable by the Guarantor hereunder forthwith on demand by the holder or holders of the Notes. The Guarantor's Obligations under this Guaranty shall not be limited by any valuation, estimation or disallowance made in connection with any proceedings filed under the United States Bankruptcy Code.

     Representations  and  Warranties.   The  Guarantor  hereby  represents  and
warrants as follows:

     This Guaranty is, and all other documents and instruments executed in connection herewith when delivered will be, legal, valid and binding obligations of the Guarantor, enforceable against the Guarantor in accordance with their respective terms, except as such enforceability may be (i) limited by the effect of any Debtor Laws and (ii) subject to the effect of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

     Upon giving effect to (a) the execution of this Guaranty and (b) the consummation of the transactions contemplated under this Guaranty, the following are true and correct after diligent investigation:

     The fair saleable value of the assets of the Guarantor exceeds the amount that will be required to be paid on or in respect of the existing debts and other liabilities (including, without limitation, pending or overtly threatened litigation in amounts in excess of effective insurance coverage and all other contingent liabilities) of the Guarantor as they mature.

     The assets of the Guarantor do not constitute unreasonably small capital for the Guarantor to carry out its business as now conducted and as proposed to be conducted including the capital needs of the Guarantor, taking into account the particular capital requirements of the business conducted by the Guarantor, and projected capital requirements and capital availability thereof.

     The Guarantor does not intend to incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be received by the Guarantor, and of amounts to be payable on or in respect of debt of the Guarantor).

     The fair saleable value of the assets of the Guarantor is greater than the total fair value of the liabilities, including contingent, subordinated, absolute, fixed, matured or unmatured, and liquidated or unliquidated liabilities, of the Guarantor.

     The Guarantor has determined that its liability and obligation under this Guaranty may reasonably be expected to substantially benefit it directly or indirectly, and its board of directors has made that determination. Borrowers and the Guarantor are mutually dependent on each other in the conduct of their respective businesses and are, and do business together with the other Companies as, an integrated business enterprise involved in the designing, engineering, manufacturing and marketing of fountain soft drink dispensing systems and citrus beverage dispensing systems. The maintenance and improvement of each Borrower's financial condition is vital to sustaining the Guarantor's business and the transactions contemplated in the Credit Agreement produce distinct and identifiable financial and economic direct or indirect benefits to the Guarantor. Such identifiable benefits include the general improvement of the Guarantor's financial and economic condition. The Guarantor has had full and complete access to the Loan Documents and all other papers executed by Borrowers, Parent Company or any other Person in connection with the Obligations, has reviewed them and is fully aware of the meaning and effect of their contents. The Guarantor is fully informed of all circumstances which bear upon the risks of executing this Guaranty and which a diligent inquiry would reveal. It has adequate means to obtain from Parent Company on a continuing basis information concerning the financial condition of the Companies, and is not depending on the Agent or any Bank to provide such information, now or in the future. It agrees that neither the Agent nor any Bank shall have an obligation to advise or notify it or to provide it with any such data or information. The execution and delivery of this Guaranty is not a condition precedent (and neither the Agent nor any Bank has in any way implied that the execution of this Guaranty is a condition precedent) to the Agent's or any Bank's making, extending or modifying any loan or any other financial accommodation to or for the Guarantor.

     No bankruptcy or insolvency proceedings are pending or contemplated by or against the Guarantor.

     Amendments, Etc. No amendment or waiver of any provision of this Guaranty nor consent to any departure by the Guarantor therefrom shall in any event be effective unless the same shall be in writing and signed by the Banks and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no amendment, waiver or consent shall, unless in writing and signed by all of the Banks, limit the liability of the Guarantor hereunder.

     Notices, Etc. All notices and other communications provided for hereunder shall be in writing (including telegraphic, telex, facsimile or cable communication) and mailed, telegraphed, telexed, transmitted, cabled or delivered, if to the Guarantor, at the address for the Guarantor set forth on the signature page hereof; if to the Agent or any Bank, at the address for the Agent or such Bank (as the case may be) set forth in the Credit Agreement, or, as to each party, at such other address as shall be designated by such party in a written notice to the other party. All such notices and communications shall, when mailed, telegraphed, telexed, transmitted or cabled be effective when deposited in the mail, delivered to the telegraph company, confirmed by telex answerback, transmitted by telecopier or delivered to the cable company, respectively.

     No Waiver; Remedies. No failure on the part of the Agent or any Bank to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

     Right of Set-off. Upon the occurrence and during the continuance of any Event of Default, the Banks are hereby authorized at any time and from time to time, without notice to the Guarantor (any such notice being expressly waived by the Guarantor) to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by any Bank to or for the credit or the account of the Guarantor against any and all of the obligations of the Guarantor now or hereafter existing under this Guaranty, irrespective of whether or not any Bank shall have made any demand under this Guaranty and although such obligations may be contingent and unmatured. Each Bank agrees promptly to notify the Guarantor after any such set-off and application made by such Bank; provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Banks under this
Section 13 are in addition to other rights and remedies (including, without limitation, other rights of set-off) which the Banks may have.

     Costs, Expenses and Taxes. The Guarantor agrees to pay, and cause to be paid, the costs and expenses of the Agent and the Banks that are set forth in
Section 10.3 of the Credit Agreement in the manner set forth in Section 10.3 of the Credit Agreement. The Guarantor agrees to pay interest on any expenses or other sums due to the Agent and the Banks thereunder that are not paid when due (following any applicable grace period or opportunity to cure) at the Default Rate. In addition, subject to Section 10.8 of the Credit Agreement, the Guarantor shall pay any and all stamp and other taxes payable or determined to be payable in connection with the execution and delivery of this Guaranty and any of the documents or instruments evidencing the Obligations, and agrees to save the Agent and the Banks harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes. The agreements of the Guarantor contained in this Section 14 shall survive the payment of all other amounts owing hereunder or under any of the other Obligations.

     Indemnity.  To the fullest  extent  permitted by law and subject to Section
10.8 of the Credit Agreement, the Guarantor agrees to indemnify the Agent and the Banks and their respective officers, directors employees, agents, attorneys and other professionals and consultants, insurers and stockholders, and each of them, in the manner set forth in Section 10.4 of the Credit Agreement.

     Separability. Should any clause, sentence, paragraph, subsection or Section of this Guaranty be judicially declared to be invalid, unenforceable or void, such decision will not have the effect of invalidating or voiding the remainder of this Guaranty, and the parties hereto agree that the part or parts of this Guaranty so held to be invalid, unenforceable or void will be deemed to have been stricken herefrom and the remainder will have the same force and effectiveness as if such part or parts had never been included herein.

     Captions. The captions in this Guaranty have been inserted for convenience only and shall be given no substantive meaning or significance whatever in construing the terms and provisions of this Guaranty.

     Continuing Guaranty; Transfer of the Notes. This Guaranty is a continuing guaranty and shall (a) remain in full force and effect until the termination of the obligations of the Banks to make Loans or issue Letters of Credit under the Credit Agreement and the indefeasible payment in full thereafter of the Obligations; (b) be binding upon the Guarantor, its successors and assigns; and
(c) inure to the benefit of and be enforceable by the Agent and the Banks and their respective successors, transferees and assigns. Without limiting the generality of the foregoing clause (c), the Agent and the Banks may assign or otherwise transfer the Notes to any other Person or entity in accordance with the terms and provisions set forth in Section 10.7 of the Credit Agreement, and such other Person or entity shall thereupon become vested with all the rights and benefits in respect thereof granted to the Agent and the Banks herein or otherwise.

     Limitation by Law. All rights, remedies and powers provided in this Guaranty may be exercised only to the extent that the exercise thereof does not violate any applicable provision of law, and all the provisions of this Guaranty are intended to be subject to all applicable mandatory provisions of law which may be controlling and to be limited to the extent necessary so that they will not render this Guaranty invalid, unenforceable, in whole or in part, or not entitled to be recorded, registered or filed under the provisions of any applicable law.

     Survival of Representations and Warranties. All representations and warranties contained in this Guaranty or made in writing by or on behalf of the Guarantor in connection herewith, shall survive the execution and delivery of this Guaranty. Any investigation by the Agent or any Bank shall not diminish in any respect whatsoever its right to rely on such representations and warranties.

     Governing Law; Submission to Jurisdiction. THIS GUARANTY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF TEXAS (WITHOUT REGARD TO ANY CONFLICTS OF LAW PRINCIPLES). THE PARTIES EXPRESSLY
ACKNOWLEDGE THAT (I) THEY INTEND THAT THIS AGREEMENT AND EACH NOTE SHALL BE GOVERNED BY THE PROVISIONS (INCLUDING, WITHOUT LIMITATION, THE RIGHT OF THE PARTIES TO SELECT THE GOVERNING LAW) OF THE UNIFORM COMMERCIAL CODE AND NOT BY COMMON LAW AND (II) THE STATE OF TEXAS BEARS A REASONABLE RELATIONSHIP TO THIS TRANSACTION AND NO OTHER STATE HAS A MATERIALLY GREATER INTEREST IN THIS TRANSACTION THAN THE STATE OF TEXAS. THE GUARANTOR HEREBY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE WESTERN DISTRICT OF TEXAS AND OF ANY TEXAS STATE COURT SITTING IN TEXAS FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS GUARANTY OR THE TRANSACTIONS CONTEMPLATED HEREBY.

     Limitation on Guaranteed Amount. Any other provision of this Guaranty notwithstanding, the amount guaranteed by the Guarantor hereunder shall be limited to the extent, if any, required so that its obligations under this Guaranty shall not be subject to avoidance under Section 548 of the Federal Bankruptcy Code or to being set aside or annulled under any applicable state law relating to fraud on creditors. In determining the limitations, if any, on the amount of the Guarantor's obligations hereunder pursuant to the preceding sentence, any rights of subrogation or contribution which the Guarantor may have under this Guaranty or applicable law shall be taken into account.

     IN WITNESS WHEREOF, the Guarantor has caused this Guaranty to be duly executed by its respective officer thereunto duly authorized, as of the date first above written.

LANCER INTERNATIONAL SALES, INC.

By: /s/ John P. Herbots
Name: John P. Herbots
Title: Vice President Finance

Facsimile:
Attention:

                               AFFILIATE GUARANTY
                                 [US AFFILIATE]

     This Affiliate Guaranty (the "Guaranty") is made as of the 15th day of July, 1996 by LAN-LEASING, INC., a corporation organized under the laws of the State of Delaware (the "Guarantor"), in favor of THE FROST NATIONAL BANK, a national banking association and its successors and assigns, as agent (the "Agent") for the equal and ratable benefit of the banks and other financial institutions listed on the signature pages of and any other bank or financial institution that may hereafter become a party to the hereinafter described Credit Agreement in accordance with the terms thereof (hereinafter collectively referred to as the "Banks").

                              PRELIMINARY STATEMENT

     1. The Banks have entered into a Credit Agreement dated as of July 15, 1996 (as it may hereafter be amended or otherwise modified from time to time, the "Credit Agreement") with LANCER PARTNERSHIP, LTD., a Texas limited partnership ("Operating Subsidiary"), NUEVA DISTRIBUIDORA LANCERMEX, S.A. de C.V., a Mexico corporation ("Mexico Subsidiary")(Operating Subsidiary and Mexico Subsidiary being hereinafter referred to individually as a "Borrower" and collectively as "Borrowers"), and LANCER CORPORATION, a Texas corporation ("Parent Company"). The Guarantor is an Affiliate of Operating Subsidiary and Mexico Subsidiary and a Subsidiary of Parent Company. The Guarantor will derive substantial benefit, whether directly or indirectly, from the making of the Loans by the Banks to Operating Subsidiary and Mexico Subsidiary pursuant to the terms and conditions set forth in the Credit Agreement. It is a condition precedent to the effectiveness of the Credit Agreement and the making of the Loans by the Banks under the Credit Agreement that the Guarantor shall have executed and delivered this Guaranty. Unless otherwise defined herein, the capitalized terms used herein which are defined in the Credit Agreement shall have the meanings specified therein.

     NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the adequacy, receipt and sufficiency of which are hereby acknowledged, the Guarantor hereby agrees as follows:

     Guaranty. Subject to Section 22 hereof, the Guarantor hereby unconditionally and irrevocably (a) guarantees the punctual payment when due (following any applicable grace period or opportunity to cure), whether at stated maturity, by acceleration, by prepayment or otherwise, of all obligations to the Agent and the Banks now or hereafter existing under the Credit Agreement, the Notes and all other Loan Documents, whether for principal, interest, prepayment premium, fees, expenses, taxes, costs, losses, compensation, reimbursements or any other amount payable to the Agent and the Banks under the terms of the Credit Agreement, the Notes and the other Loan Documents, and (b) agrees to pay any and all expenses (including, without limitation, reasonable counsel fees and expenses) incurred by the Agent and the Banks in enforcing any rights under this Guaranty (all of the above being hereinafter called the "Obligations").

     Guaranty Absolute. The Guarantor guarantees that the Obligations will be paid strictly in accordance with the terms of the Credit Agreement, the Notes and all other Loan Documents (subject to any applicable grace period or opportunity to cure), regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Banks with respect thereto. The liability of the Guarantor under this Guaranty shall be absolute and unconditional irrespective of:

     any lack of validity or enforceability of or defect or deficiency in the Credit Agreement, the Notes, or any of the other Loan Documents;

     any change in the time, manner, terms or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to departure from the Credit Agreement, the Notes, or any of the other Loan Documents;

     any sale, exchange, release or non-perfection of any property standing as security for the liabilities hereby guaranteed or any liabilities incurred directly or indirectly hereunder or any set-off against any of said liabilities, or any release or amendment or waiver of or consent to departure from any other guaranty, for all or any of the Obligations;

     any change in the existence, structure or ownership of the Guarantor or any other Company, or any insolvency, bankruptcy, reorganization or other similar proceeding affecting such Company or such Company's assets;

     the existence of any claim, set-off or other rights which the Guarantor may have at any time against any other Company, the holder or holders of the Notes or any other Person, whether or not arising in connection with this Guaranty, the Credit Agreement, the Notes or any other Loan Document; provided that nothing contained herein shall prevent the assertion of any such claim by separate suit or compulsory counterclaim;

     failure, omission, delay, neglect, refusal or lack of diligence by any Bank or the Agent or any other Person to assert, enforce, give notice of intent to exercise, or any other notice with respect to, or exercise any right, privilege, power or remedy conferred on any Bank or the Agent or any other Person in any of the Loan Documents or by law or action on the part of any Bank or the Agent or any other Person granting indulgence, grace, adjustment, forbearance or extension of any kind to Guarantor, any other Company or any other Person;

     release, surrender, exchange, subordination or loss of any security or lien priority under any of the Loan Documents or in connection with the Obligations;

     release, modification or waiver of, or failure, omission, delay, neglect, refusal or lack of diligence to enforce, any guaranty, pledge, mortgage, deed of trust, security agreement, lien, charge, insurance agreement, bond, letter of credit or other security device, guaranty, surety or indemnity agreement whatsoever;

     failure by any Bank, the Agent or any other Person to notify, or timely notify, the Guarantor of any default, event of default or similar event (however denominated) under any of the Loan Documents, any renewal, extension, supplementing, modification, rearrangement, amendment, restatement, replacement, cancellation, rescission, revocation or reinstatement (whether or not material) or assignment of any part of the Obligations, release or exchange of any security, any other action taken or not taken by any Bank or the Agent against the Guarantor, any other Company or any other Person or any direct or indirect security for any part of the Obligations, any new agreement between any Bank or the Agent and any other Company or any other Person or any other event or circumstance. Except as required by applicable law or as otherwise provided in the Loan Documents, neither the Agent nor any Bank has any duty or obligation to give the Guarantor (in its capacity as a guarantor hereunder) any notice of any kind under any circumstances whatsoever with respect to or in connection with the Obligations or the Loan Documents; or

     any other circumstance which might otherwise constitute a defense available to, or a discharge of any other Company or any other Person (including any guarantor) in respect of the Obligations, other than payment in full of the Obligations.

     This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Obligations is annulled, set aside, invalidated, declared to be fraudulent or preferential, rescinded or must otherwise be returned, refunded or repaid by the Banks or the proceeds of collateral are required to be returned by the Banks upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of any other Company, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, any other Company or any substantial part of such Company's respective property or otherwise, all as though such payment or payments had not been made. The obligations of the Guarantor under this Guaranty shall not be subject to reduction, termination or other impairment by reason of any setoff, recoupment, counterclaim or defense or for any other reason.

     Continuing Guaranty. This is a continuing Guaranty, and all extensions of credit and financial accommodations heretofore, concurrently herewith or hereafter made by the Banks and the Agent to either Borrower and all indebtedness of either Borrower now owned or hereafter acquired by the Banks and the Agent in connection with the transactions contemplated under the Credit Agreement shall be conclusively presumed to have been made or acquired in acceptance hereof.

     Waiver. This is an absolute Guaranty of payment and not of collection, and the Guarantor hereby waives (a) promptness, diligence, notice of acceptance, presentment, demand, protest, notice of protest and dishonor, notice of intent to accelerate, notice of acceleration and any other notice with respect to any of the Obligations and this Guaranty; and (b) any requirement that the Agent or any Bank protect, secure, perfect or insure any security interest or Lien on any property subject thereto or exhaust any right or take any action against any other Company or any other Person or any Collateral or that any other Company or any other Person be joined in any action hereunder. Should the Agent or any Bank seek to enforce the obligations of the Guarantor hereunder by action in any court, the Guarantor waives any necessity, substantive or procedural, that a judgment previously be rendered against any Borrower or any other Person, or that any action be brought against any other Company or any other Person, or that any other Company or any other Person should be joined in such cause. Such waiver shall be without prejudice to the Agent or any Bank at their option to proceed against any other Company or any other Person, whether by separate action or by joinder.

     Several Obligations. The obligations of the Guarantor hereunder are several from any other Company or any other Person, and are primary obligations concerning which the Guarantor is the principal obligor. The Guarantor agrees that this Guaranty shall not be discharged except by complete performance of the Obligations of Borrowers under the Notes, the Credit Agreement and the other Loan Documents and the obligations of the Guarantor hereunder. The obligations of the Guarantor hereunder shall not be affected in any way by any receivership, insolvency, bankruptcy or other proceedings affecting any other Company or any other Person or any of such Company's or such Person's assets, or the release or discharge of any other Company or any other Person from the performance of any obligation contained in any promissory note or other instrument issued in connection with, evidencing or securing any indebtedness guaranteed by this instrument, whether occurring by reason of law or any other cause, whether similar or dissimilar to the foregoing.

     Subrogation. The Guarantor will not exercise any rights which it may acquire by way of subrogation under this Guaranty, by any payment made hereunder or otherwise, until the termination of the obligations of the Banks to make Loans or issue Letters of Credit under the Credit Agreement and the indefeasible payment in full thereafter of all the Obligations. If any amount shall be paid to the Guarantor on account of such subrogation rights at any time when the Banks are obligated to make Loans or issue Letters of Credit under the Credit Agreement or when all the Obligations shall not have been indefeasibly paid in full, such amount shall be held in trust for the benefit of the Banks and shall forthwith be paid to the Agent to be applied to the Obligations in such order as the Agent shall select. If (a) the Guarantor shall make payment to the Agent of all or any part of the Obligations and (b) the obligations of the Banks to make Loans or issue Letters of Credit under the Credit Agreement shall be terminated and all of the Obligations shall be paid in full thereafter, the Agent will, at the Guarantor's request, execute and deliver to the Guarantor appropriate documents, without recourse and without representation or warranty, necessary to evidence the transfer by subrogation to the Guarantor of any interest in the Obligations resulting from such payment by the Guarantor.

     Subordination of Borrowers' Obligations to the Guarantor. The Guarantor agrees that if, for any reason whatsoever, any Borrower now or hereafter owes any indebtedness, directly or indirectly, to the Guarantor, or the Guarantor now or hereafter owes any indebtedness, directly or indirectly, to any other guarantor of the Obligations, all such indebtedness, together with all interest thereon and fees and other charges in connection therewith, and all Liens securing any such indebtedness shall at all times be second, subordinate and inferior in right of payment, in lien priority and in all other respects to the Obligations and the fulfillment of any of the Guarantor's obligations hereunder or under any of the other Loan Documents. The provisions of this Section 7 are in addition to, and cumulative of, any other provisions contained in any other Loan Document or other document, instrument or writing.

     Stay of Acceleration. If acceleration of the time for payment of any amount payable by any Borrower under the Credit Agreement or the Notes is stayed upon the insolvency, bankruptcy or reorganization of such Borrower, all such amounts otherwise subject to acceleration under the terms of the Credit Agreement shall nonetheless be payable by the Guarantor hereunder forthwith on demand by the holder or holders of the Notes. The Guarantor's Obligations under this Guaranty shall not be limited by any valuation, estimation or disallowance made in connection with any proceedings filed under the United States Bankruptcy Code.

     Representations  and  Warranties.   The  Guarantor  hereby  represents  and
warrants as follows:

     This Guaranty is, and all other documents and instruments executed in connection herewith when delivered will be, legal, valid and binding obligations of the Guarantor, enforceable against the Guarantor in accordance with their respective terms, except as such enforceability may be (i) limited by the effect of any Debtor Laws and (ii) subject to the effect of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

     Upon giving effect to (a) the execution of this Guaranty and (b) the consummation of the transactions contemplated under this Guaranty, the following are true and correct after diligent investigation:

     The fair saleable value of the assets of the Guarantor exceeds the amount that will be required to be paid on or in respect of the existing debts and other liabilities (including, without limitation, pending or overtly threatened litigation in amounts in excess of effective insurance coverage and all other contingent liabilities) of the Guarantor as they mature.

     The assets of the Guarantor do not constitute unreasonably small capital for the Guarantor to carry out its business as now conducted and as proposed to be conducted including the capital needs of the Guarantor, taking into account the particular capital requirements of the business conducted by the Guarantor, and projected capital requirements and capital availability thereof.

     The Guarantor does not intend to incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be received by the Guarantor, and of amounts to be payable on or in respect of debt of the Guarantor).

     The fair saleable value of the assets of the Guarantor is greater than the total fair value of the liabilities, including contingent, subordinated, absolute, fixed, matured or unmatured, and liquidated or unliquidated liabilities, of the Guarantor.

     The Guarantor has determined that its liability and obligation under this Guaranty may reasonably be expected to substantially benefit it directly or indirectly, and its board of directors has made that determination. Borrowers and the Guarantor are mutually dependent on each other in the conduct of their respective businesses and are, and do business together with the other Companies as, an integrated business enterprise involved in the designing, engineering, manufacturing and marketing of fountain soft drink dispensing systems and citrus beverage dispensing systems. The maintenance and improvement of each Borrower's financial condition is vital to sustaining the Guarantor's business and the transactions contemplated in the Credit Agreement produce distinct and identifiable financial and economic direct or indirect benefits to the Guarantor. Such identifiable benefits include the general improvement of the Guarantor's financial and economic condition. The Guarantor has had full and complete access to the Loan Documents and all other papers executed by Borrowers, Parent Company or any other Person in connection with the Obligations, has reviewed them and is fully aware of the meaning and effect of their contents. The Guarantor is fully informed of all circumstances which bear upon the risks of executing this Guaranty and which a diligent inquiry would reveal. It has adequate means to obtain from Parent Company on a continuing basis information concerning the financial condition of the Companies, and is not depending on the Agent or any Bank to provide such information, now or in the future. It agrees that neither the Agent nor any Bank shall have an obligation to advise or notify it or to provide it with any such data or information. The execution and delivery of this Guaranty is not a condition precedent (and neither the Agent nor any Bank has in any way implied that the execution of this Guaranty is a condition precedent) to the Agent's or any Bank's making, extending or modifying any loan or any other financial accommodation to or for the Guarantor.

     No bankruptcy or insolvency proceedings are pending or contemplated by or against the Guarantor.

     Amendments, Etc. No amendment or waiver of any provision of this Guaranty nor consent to any departure by the Guarantor therefrom shall in any event be effective unless the same shall be in writing and signed by the Banks and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no amendment, waiver or consent shall, unless in writing and signed by all of the Banks, limit the liability of the Guarantor hereunder.

     Notices, Etc. All notices and other communications provided for hereunder shall be in writing (including telegraphic, telex, facsimile or cable communication) and mailed, telegraphed, telexed, transmitted, cabled or delivered, if to the Guarantor, at the address for the Guarantor set forth on the signature page hereof; if to the Agent or any Bank, at the address for the Agent or such Bank (as the case may be) set forth in the Credit Agreement, or, as to each party, at such other address as shall be designated by such party in a written notice to the other party. All such notices and communications shall, when mailed, telegraphed, telexed, transmitted or cabled be effective when deposited in the mail, delivered to the telegraph company, confirmed by telex answerback, transmitted by telecopier or delivered to the cable company, respectively.

     No Waiver; Remedies. No failure on the part of the Agent or any Bank to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

     Right of Set-off. Upon the occurrence and during the continuance of any Event of Default, the Banks are hereby authorized at any time and from time to time, without notice to the Guarantor (any such notice being expressly waived by the Guarantor) to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by any Bank to or for the credit or the account of the Guarantor against any and all of the obligations of the Guarantor now or hereafter existing under this Guaranty, irrespective of whether or not any Bank shall have made any demand under this Guaranty and although such obligations may be contingent and unmatured. Each Bank agrees promptly to notify the Guarantor after any such set-off and application made by such Bank; provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Banks under this
Section 13 are in addition to other rights and remedies (including, without limitation, other rights of set-off) which the Banks may have.

     Costs, Expenses and Taxes. The Guarantor agrees to pay, and cause to be paid, the costs and expenses of the Agent and the Banks that are set forth in
Section 10.3 of the Credit Agreement in the manner set forth in Section 10.3 of the Credit Agreement. The Guarantor agrees to pay interest on any expenses or other sums due to the Agent and the Banks thereunder that are not paid when due (following any applicable grace period or opportunity to cure) at the Default Rate. In addition, subject to Section 10.8 of the Credit Agreement, the Guarantor shall pay any and all stamp and other taxes payable or determined to be payable in connection with the execution and delivery of this Guaranty and any of the documents or instruments evidencing the Obligations, and agrees to save the Agent and the Banks harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes. The agreements of the Guarantor contained in this Section 14 shall survive the payment of all other amounts owing hereunder or under any of the other Obligations.

     Indemnity.  To the fullest  extent  permitted by law and subject to Section
10.8 of the Credit Agreement, the Guarantor agrees to indemnify the Agent and the Banks and their respective officers, directors employees, agents, attorneys and other professionals and consultants, insurers and stockholders, and each of them, in the manner set forth in Section 10.4 of the Credit Agreement.

     Separability. Should any clause, sentence, paragraph, subsection or Section of this Guaranty be judicially declared to be invalid, unenforceable or void, such decision will not have the effect of invalidating or voiding the remainder of this Guaranty, and the parties hereto agree that the part or parts of this Guaranty so held to be invalid, unenforceable or void will be deemed to have been stricken herefrom and the remainder will have the same force and effectiveness as if such part or parts had never been included herein.

     Captions. The captions in this Guaranty have been inserted for convenience only and shall be given no substantive meaning or significance whatever in construing the terms and provisions of this Guaranty.

     Continuing Guaranty; Transfer of the Notes. This Guaranty is a continuing guaranty and shall (a) remain in full force and effect until the termination of the obligations of the Banks to make Loans or issue Letters of Credit under the Credit Agreement and the indefeasible payment in full thereafter of the Obligations; (b) be binding upon the Guarantor, its successors and assigns; and
(c) inure to the benefit of and be enforceable by the Agent and the Banks and their respective successors, transferees and assigns. Without limiting the generality of the foregoing clause (c), the Agent and the Banks may assign or otherwise transfer the Notes to any other Person or entity in accordance with the terms and provisions set forth in Section 10.7 of the Credit Agreement, and such other Person or entity shall thereupon become vested with all the rights and benefits in respect thereof granted to the Agent and the Banks herein or otherwise.

     Limitation by Law. All rights, remedies and powers provided in this Guaranty may be exercised only to the extent that the exercise thereof does not violate any applicable provision of law, and all the provisions of this Guaranty are intended to be subject to all applicable mandatory provisions of law which may be controlling and to be limited to the extent necessary so that they will not render this Guaranty invalid, unenforceable, in whole or in part, or not entitled to be recorded, registered or filed under the provisions of any applicable law.

     Survival of Representations and Warranties. All representations and warranties contained in this Guaranty or made in writing by or on behalf of the Guarantor in connection herewith, shall survive the execution and delivery of this Guaranty. Any investigation by the Agent or any Bank shall not diminish in any respect whatsoever its right to rely on such representations and warranties.

     Governing Law; Submission to Jurisdiction. THIS GUARANTY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF TEXAS (WITHOUT REGARD TO ANY CONFLICTS OF LAW PRINCIPLES). THE PARTIES EXPRESSLY
ACKNOWLEDGE THAT (I) THEY INTEND THAT THIS AGREEMENT AND EACH NOTE SHALL BE GOVERNED BY THE PROVISIONS (INCLUDING, WITHOUT LIMITATION, THE RIGHT OF THE PARTIES TO SELECT THE GOVERNING LAW) OF THE UNIFORM COMMERCIAL CODE AND NOT BY COMMON LAW AND (II) THE STATE OF TEXAS BEARS A REASONABLE RELATIONSHIP TO THIS TRANSACTION AND NO OTHER STATE HAS A MATERIALLY GREATER INTEREST IN THIS TRANSACTION THAN THE STATE OF TEXAS. THE GUARANTOR HEREBY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE WESTERN DISTRICT OF TEXAS AND OF ANY TEXAS STATE COURT SITTING IN TEXAS FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS GUARANTY OR THE TRANSACTIONS CONTEMPLATED HEREBY.

     Limitation on Guaranteed Amount. Any other provision of this Guaranty notwithstanding, the amount guaranteed by the Guarantor hereunder shall be limited to the extent, if any, required so that its obligations under this Guaranty shall not be subject to avoidance under Section 548 of the Federal Bankruptcy Code or to being set aside or annulled under any applicable state law relating to fraud on creditors. In determining the limitations, if any, on the amount of the Guarantor's obligations hereunder pursuant to the preceding sentence, any rights of subrogation or contribution which the Guarantor may have under this Guaranty or applicable law shall be taken into account.

     IN WITNESS WHEREOF, the Guarantor has caused this Guaranty to be duly executed by its respective officer thereunto duly authorized, as of the date first above written.

LAN-LEASING, INC.

By: /s/ John P. Herbots
Name: John P. Herbots
Title: Vice President Finance

Facsimile:
Attention:

                               AFFILIATE GUARANTY
                               [MEXICO AFFILIATE]

     This Affiliate Guaranty (the "Guaranty") is made as of the 15th day of July, 1996 by INDUSTRIAS LANCERMEX, S.A. de C.V., a corporation organized under the laws of Mexico (the "Guarantor"), in favor of THE FROST NATIONAL BANK, a national banking association and its successors and assigns, as agent (the "Agent") for the equal and ratable benefit of the banks and other financial institutions listed on the signature pages of and any other bank or financial institution that may hereafter become a party to the hereinafter described Credit Agreement in accordance with the terms thereof (hereinafter collectively referred to as the "Banks").

                              PRELIMINARY STATEMENT

     1. The Banks have entered into a Credit Agreement dated as of July 15, 1996 (as it may hereafter be amended or otherwise modified from time to time, the "Credit Agreement") with LANCER PARTNERSHIP, LTD., a Texas limited partnership ("Operating Subsidiary"), NUEVA DISTRIBUIDORA LANCERMEX, S.A. de C.V., a Mexico corporation ("Mexico Subsidiary")(Operating Subsidiary and Mexico Subsidiary being hereinafter referred to individually as a "Borrower" and collectively as "Borrowers"), and LANCER CORPORATION, a Texas corporation ("Parent Company"). The Guarantor is an Affiliate of Operating Subsidiary and Mexico Subsidiary and a Subsidiary of Parent Company. The Guarantor will derive substantial benefit, whether directly or indirectly, from the making of the Loans by the Banks to Operating Subsidiary and Mexico Subsidiary pursuant to the terms and conditions set forth in the Credit Agreement. It is a condition precedent to the effectiveness of the Credit Agreement and the making of the Loans by the Banks under the Credit Agreement that the Guarantor shall have executed and delivered this Guaranty. Unless otherwise defined herein, the capitalized terms used herein which are defined in the Credit Agreement shall have the meanings specified therein.

     NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the adequacy, receipt and sufficiency of which are hereby acknowledged, the Guarantor hereby agrees as follows:

     Guaranty. Subject to Section 22 hereof, the Guarantor hereby unconditionally and irrevocably (a) guarantees the punctual payment when due (following any applicable grace period or opportunity to cure), whether at stated maturity, by acceleration, by prepayment or otherwise, of all obligations of Mexico Subsidiary to the Agent and the Banks now or hereafter existing under the Credit Agreement, the Term B Notes and all other Loan Documents to which any Mexico Company is a party, whether for principal, interest, prepayment premium, fees, expenses, taxes, costs, losses, compensation, reimbursements or any other amount payable by Mexico Subsidiary to the Agent and the Banks under the terms of the Credit Agreement, the Term B Notes and the other Loan Documents to which any Mexico Company is a party, and (b) agrees to pay any and all expenses (including, without limitation, reasonable counsel fees and expenses) incurred by the Agent and the Banks in enforcing any rights under this Guaranty (all of the above being hereinafter called the "Obligations").

     Guaranty Absolute. The Guarantor guarantees that the Obligations will be paid strictly in accordance with the terms of the Credit Agreement, the Term B Notes and all other Loan Documents to which any Mexico Company is a party (subject to any applicable grace period or opportunity to cure), regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Banks with respect thereto. The liability of the Guarantor under this Guaranty shall be absolute and unconditional irrespective of:

     any lack of validity or enforceability of or defect or deficiency in the Credit Agreement, the Term B Notes, or any of the other Loan Documents;

     any change in the time, manner, terms or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to departure from the Credit Agreement, the Term B Notes, or any of the other Loan Documents;

     any sale, exchange, release or non-perfection of any property standing as security for the liabilities hereby guaranteed or any liabilities incurred directly or indirectly hereunder or any set-off against any of said liabilities, or any release or amendment or waiver of or consent to departure from any other guaranty, for all or any of the Obligations;

     any change in the existence, structure or ownership of the Guarantor or any other Company, or any insolvency, bankruptcy, reorganization or other similar proceeding affecting such Company or such Company's assets;

     the existence of any claim, set-off or other rights which the Guarantor may have at any time against any other Company, the holder or holders of the Term B Notes or any other Person, whether or not arising in connection with this Guaranty, the Credit Agreement, the Term B Notes or any other Loan Document; provided that nothing contained herein shall prevent the assertion of any such claim by separate suit or compulsory counterclaim;

     failure, omission, delay, neglect, refusal or lack of diligence by any Bank or the Agent or any other Person to assert, enforce, give notice of intent to exercise, or any other notice with respect to, or exercise any right, privilege, power or remedy conferred on any Bank or the Agent or any other Person in any of the Loan Documents or by law or action on the part of any Bank or the Agent or any other Person granting indulgence, grace, adjustment, forbearance or extension of any kind to Guarantor, any other Company or any other Person;

     release, surrender, exchange, subordination or loss of any security or lien priority under any of the Loan Documents or in connection with the Obligations;

     release, modification or waiver of, or failure, omission, delay, neglect, refusal or lack of diligence to enforce, any guaranty, pledge, mortgage, deed of trust, security agreement, lien, charge, insurance agreement, bond, letter of credit or other security device, guaranty, surety or indemnity agreement whatsoever;

     failure by any Bank, the Agent or any other Person to notify, or timely notify, the Guarantor of any default, event of default or similar event (however denominated) under any of the Loan Documents, any renewal, extension, supplementing, modification, rearrangement, amendment, restatement, replacement, cancellation, rescission, revocation or reinstatement (whether or not material) or assignment of any part of the Obligations, release or exchange of any security, any other action taken or not taken by any Bank or the Agent against the Guarantor, any other Company or any other Person or any direct or indirect security for any part of the Obligations, any new agreement between any Bank or the Agent and any other Company or any other Person or any other event or circumstance. Except as required by applicable law or as otherwise provided in the Loan Documents, neither the Agent nor any Bank has any duty or obligation to give the Guarantor (in its capacity as a guarantor hereunder) any notice of any kind under any circumstances whatsoever with respect to or in connection with the Obligations or the Loan Documents; or

     any other circumstance which might otherwise constitute a defense available to, or a discharge of any other Company or any other Person (including any guarantor) in respect of the Obligations, other than payment in full of the Obligations.

     This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Obligations is annulled, set aside, invalidated, declared to be fraudulent or preferential, rescinded or must otherwise be returned, refunded or repaid by the Banks or the proceeds of collateral are required to be returned by the Banks upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of any other Company, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, any other Company or any substantial part of such Company's respective property or otherwise, all as though such payment or payments had not been made. The obligations of the Guarantor under this Guaranty shall not be subject to reduction, termination or other impairment by reason of any setoff, recoupment, counterclaim or defense or for any other reason.

     Continuing Guaranty. This is a continuing Guaranty, and all extensions of credit and financial accommodations heretofore, concurrently herewith or hereafter made by the Banks and the Agent to Mexico Subsidiary and all indebtedness of Mexico Subsidiary now owned or hereafter acquired by the Banks and the Agent in connection with the transactions contemplated under the Credit Agreement shall be conclusively presumed to have been made or acquired in acceptance hereof.

     Waiver. This is an absolute Guaranty of payment and not of collection, and the Guarantor hereby waives (a) promptness, diligence, notice of acceptance, presentment, demand, protest, notice of protest and dishonor, notice of intent to accelerate, notice of acceleration and any other notice with respect to any of the Obligations and this Guaranty; and (b) any requirement that the Agent or any Bank protect, secure, perfect or insure any security interest or Lien on any property subject thereto or exhaust any right or take any action against any other Company or any other Person or any Collateral or that any other Company or any other Person be joined in any action hereunder. Should the Agent or any Bank seek to enforce the obligations of the Guarantor hereunder by action in any court, the Guarantor waives any necessity, substantive or procedural, that a judgment previously be rendered against Mexico Subsidiary or any other Person, or that any action be brought against any other Company or any other Person, or that any other Company or any other Person should be joined in such cause. Such waiver shall be without prejudice to the Agent or any Bank at their option to proceed against any other Company or any other Person, whether by separate action or by joinder.

     Several Obligations. The obligations of the Guarantor hereunder are several from any other Company or any other Person, and are primary obligations concerning which the Guarantor is the principal obligor. The Guarantor agrees that this Guaranty shall not be discharged except by complete performance of the Obligations of Mexico Subsidiary under the Term B Notes, the Credit Agreement and the other Loan Documents to which any Mexico Company is a party and the obligations of the Guarantor hereunder. The obligations of the Guarantor hereunder shall not be affected in any way by any receivership, insolvency, bankruptcy or other proceedings affecting any other Company or any other Person or any of such Company's or such Person's assets, or the release or discharge of any other Company or any other Person from the performance of any obligation contained in any promissory note or other instrument issued in connection with, evidencing or securing any indebtedness guaranteed by this instrument, whether occurring by reason of law or any other cause, whether similar or dissimilar to the foregoing.

     Subrogation. The Guarantor will not exercise any rights which it may acquire by way of subrogation under this Guaranty, by any payment made hereunder or otherwise, until the termination of the obligations of the Banks to make Loans or issue Letters of Credit under the Credit Agreement and the indefeasible payment in full thereafter of all the Obligations. If any amount shall be paid to the Guarantor on account of such subrogation rights at any time when the Banks are obligated to make Term B Loans under the Credit Agreement or when all the Obligations shall not have been indefeasibly paid in full, such amount shall be held in trust for the benefit of the Banks and shall forthwith be paid to the Agent to be applied to the Obligations in such order as the Agent shall select. If (a) the Guarantor shall make payment to the Agent of all or any part of the Obligations and (b) the obligations of the Banks to make Term B Loans under the Credit Agreement shall be terminated and all of the Obligations shall be paid in full thereafter, the Agent will, at the Guarantor's request, execute and deliver to the Guarantor appropriate documents, without recourse and without representation or warranty, necessary to evidence the transfer by subrogation to the Guarantor of any interest in the Obligations resulting from such payment by the Guarantor.

     Subordination of Mexico Subsidiary's Obligations to the Guarantor. The Guarantor agrees that if, for any reason whatsoever, Mexico Subsidiary now or hereafter owes any indebtedness, directly or indirectly, to the Guarantor, or the Guarantor now or hereafter owes any indebtedness, directly or indirectly, to any other guarantor of the Obligations, all such indebtedness, together with all interest thereon and fees and other charges in connection therewith, and all Liens securing any such indebtedness shall at all times be second, subordinate and inferior in right of payment, in lien priority and in all other respects to the Obligations and the fulfillment of any of the Guarantor's obligations hereunder or under any of the other Loan Documents. The provisions of this
Section 7 are in addition to, and cumulative of, any other provisions contained in any other Loan Document or other document, instrument or writing.

     Stay of Acceleration. If acceleration of the time for payment of any amount payable by Mexico Subsidiary under the Credit Agreement or the Term B Notes is stayed upon the insolvency, bankruptcy or reorganization of such Borrower, all such amounts otherwise subject to acceleration under the terms of the Credit Agreement shall nonetheless be payable by the Guarantor hereunder forthwith on demand by the holder or holders of the Term B Notes. The Guarantor's Obligations under this Guaranty shall not be limited by any valuation, estimation or disallowance made in connection with any proceedings filed under the United States Bankruptcy Code.

     Representations  and  Warranties.   The  Guarantor  hereby  represents  and
warrants as follows:

     This Guaranty is, and all other documents and instruments executed in connection herewith when delivered will be, legal, valid and binding obligations of the Guarantor, enforceable against the Guarantor in accordance with their respective terms, except as such enforceability may be (i) limited by the effect of any Debtor Laws and (ii) subject to the effect of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

     Upon giving effect to (a) the execution of this Guaranty and (b) the consummation of the transactions contemplated under this Guaranty, the following are true and correct after diligent investigation:

     The fair saleable value of the assets of the Guarantor exceeds the amount that will be required to be paid on or in respect of the existing debts and other liabilities (including, without limitation, pending or overtly threatened litigation in amounts in excess of effective insurance coverage and all other contingent liabilities) of the Guarantor as they mature.

     The assets of the Guarantor do not constitute unreasonably small capital for the Guarantor to carry out its business as now conducted and as proposed to be conducted including the capital needs of the Guarantor, taking into account the particular capital requirements of the business conducted by the Guarantor, and projected capital requirements and capital availability thereof.

     The Guarantor does not intend to incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be received by the Guarantor, and of amounts to be payable on or in respect of debt of the Guarantor).

     The fair saleable value of the assets of the Guarantor is greater than the total fair value of the liabilities, including contingent, subordinated, absolute, fixed, matured or unmatured, and liquidated or unliquidated liabilities, of the Guarantor.

     The Guarantor has determined that its liability and obligation under this Guaranty may reasonably be expected to substantially benefit it directly or indirectly, and its board of directors made that determination. Mexico Subsidiary and the Guarantor are mutually dependent on each other in the conduct of their respective businesses and are, and do business together with the other Companies as, an integrated business enterprise involved in the designing, engineering, manufacturing and marketing of fountain soft drink dispensing systems and citrus beverage dispensing systems. The maintenance and improvement of Mexico Subsidiary's financial condition is vital to sustaining the Guarantor's business and the transactions contemplated in the Credit Agreement produce distinct and identifiable financial and economic direct or indirect benefits to the Guarantor. Such identifiable benefits include the general improvement of the Guarantor's financial and economic condition. The Guarantor has had full and complete access to the Loan Documents and all other papers executed by Mexico Subsidiary or any other Person in connection with the Obligations, has reviewed them and is fully aware of the meaning and effect of their contents. The Guarantor is fully informed of all circumstances which bear upon the risks of executing this Guaranty and which a diligent inquiry would reveal. It has adequate means to obtain from Parent Company on a continuing basis information concerning the financial condition of the Companies, and is not depending on the Agent or any Bank to provide such information, now or in the future. It agrees that neither the Agent nor any Bank shall have an obligation to advise or notify it or to provide it with any such data or information. The execution and delivery of this Guaranty is not a condition precedent (and neither the Agent nor any Bank has in any way implied that the execution of this Guaranty is a condition precedent) to the Agent's or any Bank's making, extending or modifying any loan or any other financial accommodation to or for the Guarantor.

     No bankruptcy or insolvency proceedings are pending or contemplated by or against the Guarantor.

     Amendments, Etc. No amendment or waiver of any provision of this Guaranty nor consent to any departure by the Guarantor therefrom shall in any event be effective unless the same shall be in writing and signed by the Banks and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no amendment, waiver or consent shall, unless in writing and signed by all of the Banks, limit the liability of the Guarantor hereunder.

     Notices, Etc. All notices and other communications provided for hereunder shall be in writing (including telegraphic, telex, facsimile or cable communication) and mailed, telegraphed, telexed, transmitted, cabled or delivered, if to the Guarantor, at the address for the Guarantor set forth on the signature page hereof; if to the Agent or any Bank, at the address for the Agent or such Bank (as the case may be) set forth in the Credit Agreement, or, as to each party, at such other address as shall be designated by such party in a written notice to the other party. All such notices and communications shall, when mailed, telegraphed, telexed, transmitted or cabled be effective when deposited in the mail, delivered to the telegraph company, confirmed by telex answerback, transmitted by telecopier or delivered to the cable company, respectively.

     No Waiver; Remedies. No failure on the part of the Agent or any Bank to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

     Right of Set-off. Upon the occurrence and during the continuance of any Event of Default, the Banks are hereby authorized at any time and from time to time, without notice to the Guarantor (any such notice being expressly waived by the Guarantor) to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by any Bank to or for the credit or the account of the Guarantor against any and all of the obligations of the Guarantor now or hereafter existing under this Guaranty, irrespective of whether or not any Bank shall have made any demand under this Guaranty and although such obligations may be contingent and unmatured. Each Bank agrees promptly to notify the Guarantor after any such set-off and application made by such Bank; provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Banks under this
Section 13 are in addition to other rights and remedies (including, without limitation, other rights of set-off) which the Banks may have.

     Costs, Expenses and Taxes. The Guarantor agrees to pay, and cause to be paid, the costs and expenses of the Agent and the Banks that are payable by the Mexico Subsidiary under Section 10.3 of the Credit Agreement in the manner set forth in Section 10.3 of the Credit Agreement. The Guarantor agrees to pay interest on any expenses or other sums due to the Agent and the Banks by Mexico Subsidiary thereunder that are not paid when due (following any applicable grace period or opportunity to cure) at the Default Rate. In addition, subject to
Section 10.8 of the Credit Agreement, the Guarantor shall pay any and all stamp and other taxes payable or determined to be payable in connection with the execution and delivery of this Guaranty and any of the documents or instruments evidencing the Obligations, and agrees to save the Agent and the Banks harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes. The agreements of the Guarantor contained in this Section 14 shall survive the payment of all other amounts owing hereunder or under any of the other Obligations.

     Indemnity.  To the fullest  extent  permitted by law and subject to Section
10.8 of the Credit Agreement, the Guarantor agrees to indemnify the Agent and the Banks and their respective officers, directors employees, agents, attorneys and other professionals and consultants, insurers and stockholders, and each of them, in the manner set forth in Section 10.4 of the Credit Agreement.

     Separability. Should any clause, sentence, paragraph, subsection or Section of this Guaranty be judicially declared to be invalid, unenforceable or void, such decision will not have the effect of invalidating or voiding the remainder of this Guaranty, and the parties hereto agree that the part or parts of this Guaranty so held to be invalid, unenforceable or void will be deemed to have been stricken herefrom and the remainder will have the same force and effectiveness as if such part or parts had never been included herein.

     Captions. The captions in this Guaranty have been inserted for convenience only and shall be given no substantive meaning or significance whatever in construing the terms and provisions of this Guaranty.

     Continuing Guaranty; Transfer of the Notes. This Guaranty is a continuing guaranty and shall (a) remain in full force and effect until the termination of the obligations of the Banks to make Term B Loans under the Credit Agreement and the indefeasible payment in full thereafter of the Obligations; (b) be binding upon the Guarantor, its successors and assigns; and (c) inure to the benefit of and be enforceable by the Agent and the Banks and their respective successors, transferees and assigns. Without limiting the generality of the foregoing clause
(c), the Agent and the Banks may assign or otherwise transfer the Term B Notes to any other Person or entity in accordance with the terms and provisions set forth in Section 10.7 of the Credit Agreement, and such other Person or entity shall thereupon become vested with all the rights and benefits in respect thereof granted to the Agent and the Banks herein or otherwise.

     Limitation by Law. All rights, remedies and powers provided in this Guaranty may be exercised only to the extent that the exercise thereof does not violate any applicable provision of law, and all the provisions of this Guaranty are intended to be subject to all applicable mandatory provisions of law which may be controlling and to be limited to the extent necessary so that they will not render this Guaranty invalid, unenforceable, in whole or in part, or not entitled to be recorded, registered or filed under the provisions of any applicable law.

     Survival of Representations and Warranties. All representations and warranties contained in this Guaranty or made in writing by or on behalf of the Guarantor in connection herewith, shall survive the execution and delivery of this Guaranty. Any investigation by the Agent or any Bank shall not diminish in any respect whatsoever its right to rely on such representations and warranties.

     Governing Law; Submission to Jurisdiction. THIS GUARANTY (INCLUDING ITS VALIDITY, ENFORCEABILITY AND INTERPRETATION) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS (WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES) AND, TO THE EXTENT CONTROLLING, THE FEDERAL LAWS OF THE USA; PROVIDED, HOWEVER, NOTWITHSTANDING ANY OTHER PROVISIONS OF THIS GUARANTY OR THE CREDIT AGREEMENT TO THE CONTRARY, THAT IN CONNECTION WITH ANY LEGAL ACTION OR PROCEEDING (OTHER THAN AN ACTION OR PROCEEDING TO ENFORCE A JUDGMENT OBTAINED IN ANOTHER JURISDICTION) BROUGHT BY THE AGENT OR THE HOLDER OF THIS GUARANTY IN ANY COURTS OF MEXICO OR ANY POLITICAL SUBDIVISION THEREOF, THIS GUARANTY SHALL BE DEEMED TO BE AN INSTRUMENT MADE UNDER THE LAWS OF MEXICO AND FOR SUCH PURPOSES SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF MEXICO, AND IF ANY PROVISION OF THIS GUARANTY IS INVALID, ILLEGALLY INEFFECTIVE, OR CONTRARY TO THE LAWS OF MEXICO, IT SHALL BE EXCISED AND ALL OTHER PARTS OF THE GUARANTY SHALL REMAIN IN EFFECT AND BINDING. NOTWITHSTANDING ANY OTHER PROVISION OF THIS GUARANTY OR THE CREDIT AGREEMENT TO THE CONTRARY, THE MAKER HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY COMPETENT COURT OF MEXICO CITY, FEDERAL DISTRICT, MEXICO OR OF THE UNITED STATES DISTRICT COURT FOR THE WESTERN DISTRICT OF TEXAS (SAN ANTONIO DIVISION) OF THE UNITED STATES OF AMERICA, OR THE COURTS OF THE STATE OF TEXAS SITTING IN THE COUNTY OF BEXAR, STATE OF TEXAS, UNITED STATES OF AMERICA, AS THE AGENT OR THE HOLDER HEREOF MAY ELECT, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY, AND THE MAKER AND THE GUARANTORS HEREBY IRREVOCABLY AGREE THAT CLAIMS IN RESPECT OF SUCH ACTION OR
PROCEEDING MAY BE HELD AND DETERMINED IN ANY OF SUCH COURTS. THE MAKER IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR PROCEEDING WITH RESPECT TO THIS GUARANTY BROUGHT IN ANY COURT AFOREMENTIONED, AND THE MAKER FURTHER IRREVOCABLY WAIVES ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. THE MAKER HEREBY EXPRESSLY WAIVES ALL RIGHTS OF ANY OTHER JURISDICTION WHICH IT MAY NOW OR HEREAFTER HAVE BY REASON OF ITS PRESENCE OR SUBSEQUENT DOMICILES.

     Limitation on Guaranteed Amount. Any other provision of this Guaranty notwithstanding, the amount guaranteed by the Guarantor hereunder shall be limited to the extent, if any, required so that its obligations under this Guaranty shall not be subject to avoidance under Section 548 of the Federal Bankruptcy Code or to being set aside or annulled under any applicable state law relating to fraud on creditors. In determining the limitations, if any, on the amount of the Guarantor's obligations hereunder pursuant to the preceding sentence, any rights of subrogation or contribution which the Guarantor may have under this Guaranty or applicable law shall be taken into account.

     IN WITNESS WHEREOF, the Guarantor has caused this Guaranty to be duly executed by its respective officer thereunto duly authorized, as of the date first above written.

INDUSTRIAS LANCERMEX, S.A. de C.V.
By: /s/ John P. Herbots
Name: John P. Herbots
Title: Vice President Finance

Facsimile:
Attention:

                               AFFILIATE GUARANTY
                               [MEXICO AFFILIATE]


     This Affiliate Guaranty (the "Guaranty") is made as of the 15th day of July, 1996 by SERVICIOS LANCERMEX, S.A., de C.V. a corporation organized under the laws of Mexico (the "Guarantor"), in favor of THE FROST NATIONAL BANK, a national banking association and its successors and assigns, as agent (the "Agent") for the equal and ratable benefit of the banks and other financial institutions listed on the signature pages of and any other bank or financial institution that may hereafter become a party to the hereinafter described Credit Agreement in accordance with the terms thereof (hereinafter collectively referred to as the "Banks").

                              PRELIMINARY STATEMENT

     1. The Banks have entered into a Credit Agreement dated as of July 15, 1996 (as it may hereafter be amended or otherwise modified from time to time, the "Credit Agreement") with LANCER PARTNERSHIP, LTD., a Texas limited partnership ("Operating Subsidiary"), NUEVA DISTRIBUIDORA LANCERMEX, S.A. de C.V., a Mexico corporation ("Mexico Subsidiary")(Operating Subsidiary and Mexico Subsidiary being hereinafter referred to individually as a "Borrower" and collectively as "Borrowers"), and LANCER CORPORATION, a Texas corporation ("Parent Company"). The Guarantor is an Affiliate of Operating Subsidiary and Mexico Subsidiary and a Subsidiary of Parent Company. The Guarantor will derive substantial benefit, whether directly or indirectly, from the making of the Loans by the Banks to Operating Subsidiary and Mexico Subsidiary pursuant to the terms and conditions set forth in the Credit Agreement. It is a condition precedent to the effectiveness of the Credit Agreement and the making of the Loans by the Banks under the Credit Agreement that the Guarantor shall have executed and delivered this Guaranty. Unless otherwise defined herein, the capitalized terms used herein which are defined in the Credit Agreement shall have the meanings specified therein.

     NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the adequacy, receipt and sufficiency of which are hereby acknowledged, the Guarantor hereby agrees as follows:

     Guaranty. Subject to Section 22 hereof, the Guarantor hereby unconditionally and irrevocably (a) guarantees the punctual payment when due (following any applicable grace period or opportunity to cure), whether at stated maturity, by acceleration, by prepayment or otherwise, of all obligations of Mexico Subsidiary to the Agent and the Banks now or hereafter existing under the Credit Agreement, the Term B Notes and all other Loan Documents to which any Mexico Company is a party, whether for principal, interest, prepayment premium, fees, expenses, taxes, costs, losses, compensation, reimbursements or any other amount payable by Mexico Subsidiary to the Agent and the Banks under the terms of the Credit Agreement, the Term B Notes and the other Loan Documents to which any Mexico Company is a party, and (b) agrees to pay any and all expenses (including, without limitation, reasonable counsel fees and expenses) incurred by the Agent and the Banks in enforcing any rights under this Guaranty (all of the above being hereinafter called the "Obligations").

     Guaranty Absolute. The Guarantor guarantees that the Obligations will be paid strictly in accordance with the terms of the Credit Agreement, the Term B Notes and all other Loan Documents to which any Mexico Company is a party (subject to any applicable grace period or opportunity to cure), regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Banks with respect thereto. The liability of the Guarantor under this Guaranty shall be absolute and unconditional irrespective of:

     any lack of validity or enforceability of or defect or deficiency in the Credit Agreement, the Term B Notes, or any of the other Loan Documents;

     any change in the time, manner, terms or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to departure from the Credit Agreement, the Term B Notes, or any of the other Loan Documents;

     any sale, exchange, release or non-perfection of any property standing as security for the liabilities hereby guaranteed or any liabilities incurred directly or indirectly hereunder or any set-off against any of said liabilities, or any release or amendment or waiver of or consent to departure from any other guaranty, for all or any of the Obligations;

     any change in the existence, structure or ownership of the Guarantor or any other Company, or any insolvency, bankruptcy, reorganization or other similar proceeding affecting such Company or such Company's assets;

     the existence of any claim, set-off or other rights which the Guarantor may have at any time against any other Company, the holder or holders of the Term B Notes or any other Person, whether or not arising in connection with this Guaranty, the Credit Agreement, the Term B Notes or any other Loan Document; provided that nothing contained herein shall prevent the assertion of any such claim by separate suit or compulsory counterclaim;

     failure, omission, delay, neglect, refusal or lack of diligence by any Bank or the Agent or any other Person to assert, enforce, give notice of intent to exercise, or any other notice with respect to, or exercise any right, privilege, power or remedy conferred on any Bank or the Agent or any other Person in any of the Loan Documents or by law or action on the part of any Bank or the Agent or any other Person granting indulgence, grace, adjustment, forbearance or extension of any kind to Guarantor, any other Company or any other Person;

     release, surrender, exchange, subordination or loss of any security or lien priority under any of the Loan Documents or in connection with the Obligations;

     release, modification or waiver of, or failure, omission, delay, neglect, refusal or lack of diligence to enforce, any guaranty, pledge, mortgage, deed of trust, security agreement, lien, charge, insurance agreement, bond, letter of credit or other security device, guaranty, surety or indemnity agreement whatsoever;

     failure by any Bank, the Agent or any other Person to notify, or timely notify, the Guarantor of any default, event of default or similar event (however denominated) under any of the Loan Documents, any renewal, extension, supplementing, modification, rearrangement, amendment, restatement, replacement, cancellation, rescission, revocation or reinstatement (whether or not material) or assignment of any part of the Obligations, release or exchange of any security, any other action taken or not taken by any Bank or the Agent against the Guarantor, any other Company or any other Person or any direct or indirect security for any part of the Obligations, any new agreement between any Bank or the Agent and any other Company or any other Person or any other event or circumstance. Except as required by applicable law or as otherwise provided in the Loan Documents, neither the Agent nor any Bank has any duty or obligation to give the Guarantor (in its capacity as a guarantor hereunder) any notice of any kind under any circumstances whatsoever with respect to or in connection with the Obligations or the Loan Documents; or

     any other circumstance which might otherwise constitute a defense available to, or a discharge of any other Company or any other Person (including any guarantor) in respect of the Obligations, other than payment in full of the Obligations.

     This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Obligations is annulled, set aside, invalidated, declared to be fraudulent or preferential, rescinded or must otherwise be returned, refunded or repaid by the Banks or the proceeds of collateral are required to be returned by the Banks upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of any other Company, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, any other Company or any substantial part of such Company's respective property or otherwise, all as though such payment or payments had not been made. The obligations of the Guarantor under this Guaranty shall not be subject to reduction, termination or other impairment by reason of any setoff, recoupment, counterclaim or defense or for any other reason.

     Continuing Guaranty. This is a continuing Guaranty, and all extensions of credit and financial accommodations heretofore, concurrently herewith or hereafter made by the Banks and the Agent to Mexico Subsidiary and all indebtedness of Mexico Subsidiary now owned or hereafter acquired by the Banks and the Agent in connection with the transactions contemplated under the Credit Agreement shall be conclusively presumed to have been made or acquired in acceptance hereof.

     Waiver. This is an absolute Guaranty of payment and not of collection, and the Guarantor hereby waives (a) promptness, diligence, notice of acceptance, presentment, demand, protest, notice of protest and dishonor, notice of intent to accelerate, notice of acceleration and any other notice with respect to any of the Obligations and this Guaranty; and (b) any requirement that the Agent or any Bank protect, secure, perfect or insure any security interest or Lien on any property subject thereto or exhaust any right or take any action against any other Company or any other Person or any Collateral or that any other Company or any other Person be joined in any action hereunder. Should the Agent or any Bank seek to enforce the obligations of the Guarantor hereunder by action in any court, the Guarantor waives any necessity, substantive or procedural, that a judgment previously be rendered against Mexico Subsidiary or any other Person, or that any action be brought against any other Company or any other Person, or that any other Company or any other Person should be joined in such cause. Such waiver shall be without prejudice to the Agent or any Bank at their option to proceed against any other Company or any other Person, whether by separate action or by joinder.

     Several Obligations. The obligations of the Guarantor hereunder are several from any other Company or any other Person, and are primary obligations concerning which the Guarantor is the principal obligor. The Guarantor agrees that this Guaranty shall not be discharged except by complete performance of the Obligations of Mexico Subsidiary under the Term B Notes, the Credit Agreement and the other Loan Documents to which any Mexico Company is a party and the obligations of the Guarantor hereunder. The obligations of the Guarantor hereunder shall not be affected in any way by any receivership, insolvency, bankruptcy or other proceedings affecting any other Company or any other Person or any of such Company's or such Person's assets, or the release or discharge of any other Company or any other Person from the performance of any obligation contained in any promissory note or other instrument issued in connection with, evidencing or securing any indebtedness guaranteed by this instrument, whether occurring by reason of law or any other cause, whether similar or dissimilar to the foregoing.

     Subrogation. The Guarantor will not exercise any rights which it may acquire by way of subrogation under this Guaranty, by any payment made hereunder or otherwise, until the termination of the obligations of the Banks to make Loans or issue Letters of Credit under the Credit Agreement and the indefeasible payment in full thereafter of all the Obligations. If any amount shall be paid to the Guarantor on account of such subrogation rights at any time when the Banks are obligated to make Term B Loans under the Credit Agreement or when all the Obligations shall not have been indefeasibly paid in full, such amount shall be held in trust for the benefit of the Banks and shall forthwith be paid to the Agent to be applied to the Obligations in such order as the Agent shall select. If (a) the Guarantor shall make payment to the Agent of all or any part of the Obligations and (b) the obligations of the Banks to make Term B Loans under the Credit Agreement shall be terminated and all of the Obligations shall be paid in full thereafter, the Agent will, at the Guarantor's request, execute and deliver to the Guarantor appropriate documents, without recourse and without representation or warranty, necessary to evidence the transfer by subrogation to the Guarantor of any interest in the Obligations resulting from such payment by the Guarantor.

     Subordination of Mexico Subsidiary's Obligations to the Guarantor. The Guarantor agrees that if, for any reason whatsoever, Mexico Subsidiary now or hereafter owes any indebtedness, directly or indirectly, to the Guarantor, or the Guarantor now or hereafter owes any indebtedness, directly or indirectly, to any other guarantor of the Obligations, all such indebtedness, together with all interest thereon and fees and other charges in connection therewith, and all Liens securing any such indebtedness shall at all times be second, subordinate and inferior in right of payment, in lien priority and in all other respects to the Obligations and the fulfillment of any of the Guarantor's obligations hereunder or under any of the other Loan Documents. The provisions of this
Section 7 are in addition to, and cumulative of, any other provisions contained in any other Loan Document or other document, instrument or writing.

     Stay of Acceleration. If acceleration of the time for payment of any amount payable by Mexico Subsidiary under the Credit Agreement or the Term B Notes is stayed upon the insolvency, bankruptcy or reorganization of such Borrower, all such amounts otherwise subject to acceleration under the terms of the Credit Agreement shall nonetheless be payable by the Guarantor hereunder forthwith on demand by the holder or holders of the Term B Notes. The Guarantor's Obligations under this Guaranty shall not be limited by any valuation, estimation or disallowance made in connection with any proceedings filed under the United States Bankruptcy Code.

     Representations  and  Warranties.   The  Guarantor  hereby  represents  and
warrants as follows:

     This Guaranty is, and all other documents and instruments executed in connection herewith when delivered will be, legal, valid and binding obligations of the Guarantor, enforceable against the Guarantor in accordance with their respective terms, except as such enforceability may be (i) limited by the effect of any Debtor Laws and (ii) subject to the effect of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

     Upon giving effect to (a) the execution of this Guaranty and (b) the consummation of the transactions contemplated under this Guaranty, the following are true and correct after diligent investigation:

     The fair saleable value of the assets of the Guarantor exceeds the amount that will be required to be paid on or in respect of the existing debts and other liabilities (including, without limitation, pending or overtly threatened litigation in amounts in excess of effective insurance coverage and all other contingent liabilities) of the Guarantor as they mature.

     The assets of the Guarantor do not constitute unreasonably small capital for the Guarantor to carry out its business as now conducted and as proposed to be conducted including the capital needs of the Guarantor, taking into account the particular capital requirements of the business conducted by the Guarantor, and projected capital requirements and capital availability thereof.

     The Guarantor does not intend to incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be received by the Guarantor, and of amounts to be payable on or in respect of debt of the Guarantor).

     The fair saleable value of the assets of the Guarantor is greater than the total fair value of the liabilities, including contingent, subordinated, absolute, fixed, matured or unmatured, and liquidated or unliquidated liabilities, of the Guarantor.

     The Guarantor has determined that its liability and obligation under this Guaranty may reasonably be expected to substantially benefit it directly or indirectly, and its board of directors has made that determination. Mexico Subsidiary and the Guarantor are mutually dependent on each other in the conduct of their respective businesses and are, and do business together with the other Companies as, an integrated business enterprise involved in the designing, engineering, manufacturing and marketing of fountain soft drink dispensing systems and citrus beverage dispensing systems. The maintenance and improvement of Mexico Subsidiary's financial condition is vital to sustaining the Guarantor's business and the transactions contemplated in the Credit Agreement produce distinct and identifiable financial and economic direct or indirect benefits to the Guarantor. Such identifiable benefits include the general improvement of the Guarantor's financial and economic condition. The Guarantor has had full and complete access to the Loan Documents and all other papers executed by Mexico Subsidiary or any other Person in connection with the Obligations, has reviewed them and is fully aware of the meaning and effect of their contents. The Guarantor is fully informed of all circumstances which bear upon the risks of executing this Guaranty and which a diligent inquiry would reveal. It has adequate means to obtain from Parent Company on a continuing basis information concerning the financial condition of the Companies, and is not depending on the Agent or any Bank to provide such information, now or in the future. It agrees that neither the Agent nor any Bank shall have an obligation to advise or notify it or to provide it with any such data or information. The execution and delivery of this Guaranty is not a condition precedent (and neither the Agent nor any Bank has in any way implied that the execution of this Guaranty is a condition precedent) to the Agent's or any Bank's making, extending or modifying any loan or any other financial accommodation to or for the Guarantor.

     No bankruptcy or insolvency proceedings are pending or contemplated by or against the Guarantor.

     Amendments, Etc. No amendment or waiver of any provision of this Guaranty nor consent to any departure by the Guarantor therefrom shall in any event be effective unless the same shall be in writing and signed by the Banks and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no amendment, waiver or consent shall, unless in writing and signed by all of the Banks, limit the liability of the Guarantor hereunder.

     Notices, Etc. All notices and other communications provided for hereunder shall be in writing (including telegraphic, telex, facsimile or cable communication) and mailed, telegraphed, telexed, transmitted, cabled or delivered, if to the Guarantor, at the address for the Guarantor set forth on the signature page hereof; if to the Agent or any Bank, at the address for the Agent or such Bank (as the case may be) set forth in the Credit Agreement, or, as to each party, at such other address as shall be designated by such party in a written notice to the other party. All such notices and communications shall, when mailed, telegraphed, telexed, transmitted or cabled be effective when deposited in the mail, delivered to the telegraph company, confirmed by telex answerback, transmitted by telecopier or delivered to the cable company, respectively.

     No Waiver; Remedies. No failure on the part of the Agent or any Bank to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

     Right of Set-off. Upon the occurrence and during the continuance of any Event of Default, the Banks are hereby authorized at any time and from time to time, without notice to the Guarantor (any such notice being expressly waived by the Guarantor) to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by any Bank to or for the credit or the account of the Guarantor against any and all of the obligations of the Guarantor now or hereafter existing under this Guaranty, irrespective of whether or not any Bank shall have made any demand under this Guaranty and although such obligations may be contingent and unmatured. Each Bank agrees promptly to notify the Guarantor after any such set-off and application made by such Bank; provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Banks under this
Section 13 are in addition to other rights and remedies (including, without limitation, other rights of set-off) which the Banks may have.

     Costs, Expenses and Taxes. The Guarantor agrees to pay, and cause to be paid, the costs and expenses of the Agent and the Banks that are payable by the Mexico Subsidiary under Section 10.3 of the Credit Agreement in the manner set forth in Section 10.3 of the Credit Agreement. The Guarantor agrees to pay interest on any expenses or other sums due to the Agent and the Banks by Mexico Subsidiary thereunder that are not paid when due (following any applicable grace period or opportunity to cure) at the Default Rate. In addition, subject to
Section 10.8 of the Credit Agreement, the Guarantor shall pay any and all stamp and other taxes payable or determined to be payable in connection with the execution and delivery of this Guaranty and any of the documents or instruments evidencing the Obligations, and agrees to save the Agent and the Banks harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes. The agreements of the Guarantor contained in this Section 14 shall survive the payment of all other amounts owing hereunder or under any of the other Obligations.

     Indemnity.  To the fullest  extent  permitted by law and subject to Section
10.8 of the Credit Agreement, the Guarantor agrees to indemnify the Agent and the Banks and their respective officers, directors employees, agents, attorneys and other professionals and consultants, insurers and stockholders, and each of them, in the manner set forth in Section 10.4 of the Credit Agreement.

     Separability. Should any clause, sentence, paragraph, subsection or Section of this Guaranty be judicially declared to be invalid, unenforceable or void, such decision will not have the effect of invalidating or voiding the remainder of this Guaranty, and the parties hereto agree that the part or parts of this Guaranty so held to be invalid, unenforceable or void will be deemed to have been stricken herefrom and the remainder will have the same force and effectiveness as if such part or parts had never been included herein.

     Captions. The captions in this Guaranty have been inserted for convenience only and shall be given no substantive meaning or significance whatever in construing the terms and provisions of this Guaranty.

     Continuing Guaranty; Transfer of the Notes. This Guaranty is a continuing guaranty and shall (a) remain in full force and effect until the termination of the obligations of the Banks to make Term B Loans under the Credit Agreement and the indefeasible payment in full thereafter of the Obligations; (b) be binding upon the Guarantor, its successors and assigns; and (c) inure to the benefit of and be enforceable by the Agent and the Banks and their respective successors, transferees and assigns. Without limiting the generality of the foregoing clause
(c), the Agent and the Banks may assign or otherwise transfer the Term B Notes to any other Person or entity in accordance with the terms and provisions set forth in Section 10.7 of the Credit Agreement, and such other Person or entity shall thereupon become vested with all the rights and benefits in respect thereof granted to the Agent and the Banks herein or otherwise.

     Limitation by Law. All rights, remedies and powers provided in this Guaranty may be exercised only to the extent that the exercise thereof does not violate any applicable provision of law, and all the provisions of this Guaranty are intended to be subject to all applicable mandatory provisions of law which may be controlling and to be limited to the extent necessary so that they will not render this Guaranty invalid, unenforceable, in whole or in part, or not entitled to be recorded, registered or filed under the provisions of any applicable law.

     Survival of Representations and Warranties. All representations and warranties contained in this Guaranty or made in writing by or on behalf of the Guarantor in connection herewith, shall survive the execution and delivery of this Guaranty. Any investigation by the Agent or any Bank shall not diminish in any respect whatsoever its right to rely on such representations and warranties.

     Governing Law; Submission to Jurisdiction. THIS GUARANTY (INCLUDING ITS VALIDITY, ENFORCEABILITY AND INTERPRETATION) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS (WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES) AND, TO THE EXTENT CONTROLLING, THE FEDERAL LAWS OF THE USA; PROVIDED, HOWEVER, NOTWITHSTANDING ANY OTHER PROVISIONS OF THIS GUARANTY OR THE CREDIT AGREEMENT TO THE CONTRARY, THAT IN CONNECTION WITH ANY LEGAL ACTION OR PROCEEDING (OTHER THAN AN ACTION OR PROCEEDING TO ENFORCE A JUDGMENT OBTAINED IN ANOTHER JURISDICTION) BROUGHT BY THE AGENT OR THE HOLDER OF THIS GUARANTY IN ANY COURTS OF MEXICO OR ANY POLITICAL SUBDIVISION THEREOF, THIS GUARANTY SHALL BE DEEMED TO BE AN INSTRUMENT MADE UNDER THE LAWS OF MEXICO AND FOR SUCH PURPOSES SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF MEXICO, AND IF ANY PROVISION OF THIS GUARANTY IS INVALID, ILLEGALLY INEFFECTIVE, OR CONTRARY TO THE LAWS OF MEXICO, IT SHALL BE EXCISED AND ALL OTHER PARTS OF THE GUARANTY SHALL REMAIN IN EFFECT AND BINDING. NOTWITHSTANDING ANY OTHER PROVISION OF THIS GUARANTY OR THE CREDIT AGREEMENT TO THE CONTRARY, THE MAKER HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY COMPETENT COURT OF MEXICO CITY, FEDERAL DISTRICT, MEXICO OR OF THE UNITED STATES DISTRICT COURT FOR THE WESTERN DISTRICT OF TEXAS (SAN ANTONIO DIVISION) OF THE UNITED STATES OF AMERICA, OR THE COURTS OF THE STATE OF TEXAS SITTING IN THE COUNTY OF BEXAR, STATE OF TEXAS, UNITED STATES OF AMERICA, AS THE AGENT OR THE HOLDER HEREOF MAY ELECT, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY, AND THE MAKER AND THE GUARANTORS HEREBY IRREVOCABLY AGREE THAT CLAIMS IN RESPECT OF SUCH ACTION OR
PROCEEDING MAY BE HELD AND DETERMINED IN ANY OF SUCH COURTS. THE MAKER IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR PROCEEDING WITH RESPECT TO THIS GUARANTY BROUGHT IN ANY COURT AFOREMENTIONED, AND THE MAKER FURTHER IRREVOCABLY WAIVES ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. THE MAKER HEREBY EXPRESSLY WAIVES ALL RIGHTS OF ANY OTHER JURISDICTION WHICH IT MAY NOW OR HEREAFTER HAVE BY REASON OF ITS PRESENCE OR SUBSEQUENT DOMICILES.

     Limitation on Guaranteed Amount. Any other provision of this Guaranty notwithstanding, the amount guaranteed by the Guarantor hereunder shall be limited to the extent, if any, required so that its obligations under this Guaranty shall not be subject to avoidance under Section 548 of the Federal Bankruptcy Code or to being set aside or annulled under any applicable state law relating to fraud on creditors. In determining the limitations, if any, on the amount of the Guarantor's obligations hereunder pursuant to the preceding sentence, any rights of subrogation or contribution which the Guarantor may have under this Guaranty or applicable law shall be taken into account.

     IN WITNESS WHEREOF, the Guarantor has caused this Guaranty to be duly executed by its respective officer thereunto duly authorized, as of the date first above written.

SERVICIOS LANCERMEX, S.A. de C.V.
By: /s/ John P. Herbots
Name: John P. Herbots
Title: Vice President Finance

Facsimile:
Attention: